UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22099

Gateway Trust

(Exact name of Registrant as specified in charter)

888 Boylston Street, Suite 800 Boston, Massachusetts 02199-8197

(Address of principal executive offices) (Zip code)

Russell L. Kane, Esq.

Natixis Distribution, L.P.

888 Boylston Street, Suite 800

Boston, Massachusetts 02199-8197

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2822

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Annual Report

December 31, 2019

Gateway Fund

Gateway Equity Call Premium Fund

IMPORTANT NOTICE TO SHAREHOLDERS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you wish to continue receiving paper copies of your shareholder reports after January 1, 2021, you can inform the Fund at any time by calling 1-800-225-5478. If you hold your account with a financial intermediary and you wish to continue receiving paper copies after January 1, 2021, you should call your financial intermediary directly. Paper copies are provided free of charge, and your election to receive reports in paper will apply to all funds held with the Natixis Funds complex. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You currently may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically at www.icsdelivery.com/natixisfunds.

GATEWAY FUND

Managers	Symbols

Daniel M. Ashcraft, CFA®	Class A GATEX

Michael T. Buckius, CFA®	Class C GTECX

Paul R. Stewart, CFA®	Class N GTENX

Kenneth H. Toft, CFA®	Class Y GTEYX

Gateway Investment Advisers, LLC

Investment Goal

The fund seeks to capture the majority of returns associated with equity market investments, while exposing investors to less risk than other equity investments.

Market Conditions

The S&P 500® Index returned 31.49% in 2019, as strong returns in the first and fourth quarters helped deliver its best calendar year return since 2013 and an annual return of over 30% for just the fifth time in the last three decades. After four rate hikes in 2018 and expectations of more in 2019 despite signs of a slowing global economy, the first quarter return of 13.65% was fueled by the Federal Reserve (the Fed) rhetoric indicating a potential policy shift. The year began with talk of fewer-than-expected rate hikes in 2019 plus a slower reduction in the size of the Fed’s balance sheet. Fed policy ultimately evolved into three rate cuts and a resumption of balance sheet growth in the second half of the year. Fourth quarter returns were buoyed by a nearly complete US-China phase one trade agreement which was finalized and set to be signed in early 2020. Despite ongoing concerns, the domestic economic environment was strong on many fronts upon ending 2019, with third quarter GDP growth at 2.1% and the unemployment rate at a 50-year low of 3.5% while corporate earnings growth was stagnant but better than expected.

Between the first and fourth quarters of 2019, the equity market advance was choppy and moderate as the market processed uncertainty over Fed policy, trade and the global economy. Though the S&P 500® Index returned 6.08% over the course of the second and third quarters, it experienced two sizeable drawdowns of 6.62% and 5.99%, occurring from May 3 through June 3 and July 26 through August 14, respectively. The first drawdown was driven by unease over trade and global economic growth as tensions between the US, China and Mexico escalated in concert with slowing growth in China. The equity market was particularly volatile during the second drawdown as the S&P 500® Index had three separate one-day declines of over 2.50% in August. Despite these mid-year pullbacks and persistent concern over US monetary policy, global trade, and economic growth, implied volatility levels were persistently below their historical average throughout 2019.

The Cboe Volatility Index® (VIX® Index) averaged 15.39 for 2019, below its historical average of 19.15. The 2019 closing high for the VIX® was 25.45 on January 3, as equity markets recovered from nearly bear market territory in December 2018. The 2019 low for the VIX® was 11.54 on November 26, amidst strong returns in the equity market, before it closed the year at 13.78. Consistent with its typical relationship, average implied volatility

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exceeded realized volatility, as measured by the annualized standard deviation of daily returns for the S&P 500® Index, which was 12.47% for the year. The implied versus realized volatility relationship was consistent throughout 2019 with average implied volatility exceeding realized volatility in 11 months.

Performance Results

For the 12 months ended December 31, 2019, Class Y shares of the Gateway Fund returned 11.12% at net asset value. The Fund’s primary benchmark, the S&P 500® Index, returned 31.49% while its secondary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 8.72% for the same period.

Explanation of Fund Performance

The Fund invests in a broadly diversified portfolio of common stocks that is designed to track the performance of the S&P 500® Index, while also selling index call options and purchasing index put options. The Fund seeks to generate returns by creating cash flow through writing at-and-near-the-money index call options against the full value of its underlying equity portfolio. The written call options, premium levels of which have a high correlation to volatility, provide cash flow into the Fund, yet may limit upside participation in an equity market advance. The Fund uses some of the cash flow from index call option writing to purchase out-of-the-money index put options to mitigate sudden and severe price declines in the equity portfolio. An index option is described as being at-the-money when the price of the underlying index is the same as the option’s strike price. Additionally, an index put option is described as being out-of-the-money when its strike price is below the price of the underlying index. It is the net premium-to-earn from selling index call options less the price of protective index put options that is a significant factor in determining how much participation the Fund will have in a rising market and how much downside protection is delivered in a declining market. During the 12 months ended, gains on index put options provided downside protection during market declines, while above-average market advances produced losses from written index call options. For the year as a whole, index options were a net detractor from returns, although the written calls helped significantly in lowering the volatility of the Fund as compared to the unhedged S&P 500® Index. In the long term, the combination of the diversified stock portfolio, steady cash flow from the sale of index call options and downside protection from index put options is intended to provide the Fund with the majority of the returns associated with equity market investments while exposing investors to less risk.

The Fund underperformed its primary benchmark for the year, as expected when the market has a strong advance combined with below-average implied volatility levels. The Fund outperformed its secondary benchmark with markedly lower risk than the unhedged liquidity market. The Fund’s two-part option strategy consistently reduced risk and delivered equity market participation during market advances while mitigating losses during market declines. The Fund returned 5.01% and 3.61% during the strong equity market advances of the first and fourth quarters (as compared to the S&P 500® Index’s first quarter return of 13.65% and fourth quarter return of 9.07%), generating the majority of the Fund’s underperformance for the year. Below-average implied volatility resulted in net

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GATEWAY FUND

cash flow from the option strategy that was low relative to the market’s well-above-average rate of advance. Over the course of the second and third quarters when the market advance was choppy and more moderate, the Fund returned 2.13% while providing significant downside protection during the brief but sharp market declines. Specifically, the Fund returned -3.56% from May 3 through June 3 and -2.73% from July 26 through August 14 as compared to -6.62% and -5.99%, respectively, for the S&P 500® Index during those same periods.

The Fund’s equity portfolio returned 30.59% in 2019, a performance differential of negative 90 basis points versus the S&P 500® Index. Consistent with its investment objective, the measured risk of the Fund was low relative to the US equity market, as its standard deviation of daily returns for 2019 was 5.41% versus 12.47% for the S&P 500® Index.

The Fund began the year with index put coverage in the range of 80% to 95% as the investment team closed out an index put position at a profit in late December 2018 and did not immediately replace the position with new index put contracts. The sharp market rally that began on December 26, 2018 and continued into early 2019 provided an opportunity for the investment team to restore the Fund to full put coverage on January 4. Full put coverage was maintained for the remainder of the year, with the exception of the period from August 5 through August 9. On August 5, the investment team closed one index put option position in an effort to preserve the time value of out-of-the-money index put option contracts, which brought put coverage into a range of 80% to 95%. On August 9, the investment team restored put coverage to greater than 95% when index put options became more reasonably priced as the VIX® declined from the relatively elevated levels witnessed on August 5. As required by its prospectus, the Fund maintained a portfolio of written index call options on the full value of its equity holdings over the course of the year.

Outlook

If current market and economic trends continue in 2020, then both the equity bull market and the US economic expansion are poised to enter their 12th consecutive year in March and July, respectively. While the economic expansion has already set a record for duration, the equity market begins 2020 just a year-and-a-half shy of the longest bull market on record. A continuation of economic expansion, the equity bull market and the low volatility trend is uncertain due to several potential threats including domestic politics, geopolitical tensions and monetary policy challenges. As always, Gateway will avoid incorporating forecasts into its investment approach, and will not attempt to anticipate how events will unfold.

Gateway’s investment philosophy is informed by its long history and maintains that the US equity market is the most reliable source of attractive long-term returns, despite its high volatility relative to other asset classes and tendency to periodically deliver significant short-term losses. Gateway’s investment philosophy also holds that consistency is key to long-term success and that generating cash flow with index options, rather than seeking to forecast the market, can be a lower-risk means to participate in equity markets. By staying true to this philosophy and continuing to manage strategies consistent with the firm’s historical approach, Gateway assists Fund shareholders in managing risk while pursuing long-term returns in an uncertain environment.

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Hypothetical Growth of $100,000 Investment in Class Y Shares4

December 31, 2009 through December 31, 2019

See notes to chart on page 5.

Top Ten Holdings as of December 31, 2019

Security Name		% of Net Assets
1	Apple, Inc.	4.83%
2	Microsoft Corp.	4.82
3	Amazon.com, Inc.	3.01
4	JPMorgan Chase & Co.	1.99
5	Facebook, Inc., Class A	1.98
6	Berkshire Hathaway, Inc., Class B	1.97
7	Alphabet, Inc., Class C	1.83
8	Visa, Inc., Class A	1.70
9	Johnson & Johnson	1.57
10	Bank of America Corp.	1.46

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

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GATEWAY FUND

Average Annual Total Returns — December 31 20194

					Expense Ratios[5]
	1 Year	5 Years	10 Years	Life of Class N	Gross	Net

Class Y (Inception 2/19/08)
NAV	11.12%	4.84%	4.94%	—%	0.76%	0.70%

Class A (Inception 12/07/77)
NAV	10.84	4.59	4.69	—	1.01	0.94
With 5.75% Maximum Sales Charge	4.47	3.36	4.07	—

Class C (Inception 2/19/08)
NAV	10.02	3.79	3.90	—	1.76	1.70
With CDSC[1]	9.02	3.79	3.90	—

Class N (Inception 5/1/17)
NAV	11.17	—	—	4.65	0.70	0.65

Comparative Performance
S&P 500® Index[2]	31.49	11.70	13.56	14.20
Bloomberg Barclays U.S. Aggregate Bond Index[3]	8.72	3.05	3.75	3.99

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For more recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors. It also measures the performance of the large cap segment of the US equities market.

3

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that covers the U.S.-dollar denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/20. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

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GATEWAY EQUITY CALL PREMIUM FUND

Managers	Symbols

Daniel M. Ashcraft, CFA®	Class A GCPAX

Michael T. Buckius, CFA®	Class C GCPCX

Kenneth H. Toft, CFA®	Class N GCPNX

Gateway Investment Advisers, LLC	Class Y GCPYX

Investment Goal

The Fund seeks total return with less risk than U.S. equity markets.

Market Conditions

The S&P 500® Index returned 31.49% in 2019, as strong returns in the first and fourth quarters helped deliver its best calendar year return since 2013 and an annual return of over 30% for just the fifth time in the last three decades. After four rate hikes in 2018 and expectations of more in 2019 despite signs of a slowing global economy, the first quarter return of 13.65% was fueled by the Federal Reserve (the Fed) rhetoric indicating a potential policy shift. The year began with talk of fewer-than-expected rate hikes in 2019 plus a slower reduction in the size of the Fed’s balance sheet. Fed policy ultimately evolved into three rate cuts and a resumption of balance sheet growth in the second half of the year. Fourth quarter returns were buoyed by a nearly complete US-China phase one trade agreement which was finalized and set to be signed in early 2020. Despite ongoing concerns, the domestic economic environment was strong on many fronts upon ending 2019, with third quarter GDP growth at 2.1% and the unemployment rate at a 50-year low of 3.5% while corporate earnings growth was stagnant, but better than expected.

Between the first and fourth quarters of 2019, the equity market advance was choppy and moderate as the market processed uncertainty over Fed policy, trade and the global economy. Though the S&P 500® Index returned 6.08% over the course of the second and third quarters, it experienced two sizeable drawdowns of 6.62% and 5.99%, occurring from May 3 through June 3 and July 26 through August 14, respectively. The first drawdown was driven by unease over trade and global economic growth as tensions between the US, China and Mexico escalated in concert with slowing growth in China. The equity market was particularly volatile during the second drawdown as the S&P 500® Index had three separate one-day declines of over 2.50% in August. Despite these mid-year pullbacks and persistent concern over US monetary policy, global trade, and economic growth, implied volatility levels were persistently below their historical average throughout 2019.

The Cboe Volatility Index® (VIX® Index) averaged 15.39 for 2019, below its historical average of 19.15. The 2019 closing high for the VIX® was 25.45 on January 3, as equity markets recovered from nearly bear market territory in December 2018. The 2019 low for the VIX® was 11.54 on November 26, amidst strong returns in the equity market, before it closed the year at 13.7. Consistent with its typical relationship, average implied volatility exceeded realized volatility, as measured by the annualized standard deviation of daily returns for the S&P 500® Index, which was 12.47% for the year. The implied versus

|  6

GATEWAY EQUITY CALL PREMIUM FUND

realized volatility relationship was consistent throughout 2019 with average implied volatility exceeding realized volatility in 11 months.

Performance Results

For the 12 months ended December 31, 2019, Class Y shares of the Gateway Equity Call Premium Fund returned 16.67% at net asset value. The Fund outperformed its primary benchmark, the Cboe S&P 500 BuyWrite IndexSM (BXMSM), which returned 15.68%.

Explanation of Fund Performance

The Fund invests in a broadly diversified portfolio of common stocks that is designed to track the performance of the S&P 500® Index and support its index option-based risk management strategy as efficiently as possible while seeking to enhance the Fund’s after-tax total return. The Fund seeks to generate returns by writing at- and near-the-money index call options against the full value of its underlying equity portfolio. For the year as a whole, this resulted in a net loss from written index call options, although these options helped significantly in lowering the volatility of the Fund as compared to the unhedged S&P 500® Index. The steady cash flow from call option writing is intended to be an important source of the Fund’s return, although it reduces the Fund’s ability to profit from increases in the value of its equity portfolio. The index call options written by the Fund often have similar characteristics to the single index call option present in the BXMSM at any given time. However, unlike the BXMSM, the Fund employs an active strategy that gives its management team discretion to diversify expiration dates and strike prices across a portfolio of index call options, and to opportunistically pursue attractive call premiums while maintaining a relatively consistent risk profile. During the 12 months ended, above-average market advances produced losses from written index call options.

The Fund outperformed the BXMSM in three out of four quarters in 2019, resulting in outperformance for the year. The Fund returned 6.89% for the first quarter, compared to a 6.77% return for the BXMSM. The Fund’s active approach collected higher premiums by utilizing longer-dated index call options than the contracts the BXMSM had exposure to for much of the quarter. The Fund underperformed the BXMSM in the second quarter with a return of 2.26% while its benchmark returned 3.28%. As equity markets retreated in May, the Fund exchanged select written index call options for contracts with lower strike prices to maintain typical market exposure as the market declined. This resulted in lower market exposure relative to the BXMSM during a brief but significant intra-month advance, resulting in underperformance for the month of May. Similarly, the Fund underperformed in June primarily due to less market exposure than the BXMSM over the first three weeks of the month. May’s market decline resulted in the BXM’sSM single written option being well out-of-the-money at the beginning of June whereas the Fund’s portfolio of written options had a lower weighted-average strike price. The lower weighted-average strike price resulted in less market exposure and a lower return as the market rallied over the first three weeks of June. The Fund returned 1.57% for the third quarter, outpacing the BXM’sSM return of 0.56%. Most of the Fund’s third quarter outperformance came during September’s market advance, which followed a market decline in August. Outperformance in September was primarily due to active adjustments to the Fund’s portfolio of written index call options that allowed it to maintain equity market exposure as the market advanced over the first

7  |

half of the month. The BXM’sSM static approach resulted in decreasing market exposure as the S&P 500® Index advanced past the strike price of its single written index option. The Fund’s active approach again added value in the fourth quarter as it generated a return of 5.10% while the BXMSM returned 4.33%. Active adjustments to the Fund’s portfolio of written call options throughout the quarter generated more cash flow and maintained consistent market exposure as the market advanced while the static approach of the BXMSM resulted in less cash flow and lower market exposure over the course of the quarter.

The Fund’s equity portfolio returned 30.83% for the year, a performance differential of negative 66 basis points versus the S&P 500® Index. Consistent with its investment objective, the measured risk of the Fund was lower than that of the US equity market and the BXMSM, as its standard deviation of daily returns for 2019 was 7.60%, versus 12.47% and 8.80% for the S&P 500® Index and the BXMSM, respectively.

Outlook

If current market and economic trends continue in 2020, then both the equity bull market and the US economic expansion are poised to enter their 12th consecutive year in March and July, respectively. While the economic expansion has already set a record for duration, the equity market begins 2020 just a year-and-a-half shy of the longest bull market on record. A continuation of economic expansion, the equity bull market and the low volatility trend is uncertain due to several potential threats including domestic politics, geopolitical tensions and monetary policy challenges. As always, Gateway will avoid incorporating forecasts into its investment approach, and will not attempt to anticipate how events will unfold.

Gateway’s investment philosophy is informed by its long history and maintains that the US equity market is the most reliable source of attractive long-term returns, despite its high volatility relative to other asset classes and tendency to periodically deliver significant short-term losses. Gateway’s investment philosophy also holds that consistency is key to long-term success and that generating cash flow with index options, rather than seeking to forecast the market, can be a lower-risk means to participate in equity markets. By staying true to this philosophy and continuing to manage strategies consistent with the firm’s historical approach, Gateway assists Fund shareholders in managing risk while pursuing long-term returns in an uncertain environment.

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GATEWAY EQUITY CALL PREMIUM FUND

Hypothetical Growth of $100,000 Investment in Class Y Shares4

September 30, 2014 (inception) through December 31, 2019

Top Ten Holdings as of December 31, 2019

Security Name		% of Net Assets
1	Apple, Inc.	4.79%
2	Microsoft Corp.	4.63
3	Amazon.com, Inc.	3.02
4	Alphabet, Inc., Class C	2.08
5	JPMorgan Chase & Co.	1.99
6	Facebook, Inc., Class A	1.92
7	Berkshire Hathaway, Inc., Class B	1.78
8	Visa, Inc., Class A	1.70
9	Johnson & Johnson	1.57
10	Home Depot, Inc. (The)	1.41

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

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Average Annual Total Returns — December 31, 20194

					Expense Ratios[5]
	1 Year	5 Years	Life of Class		Gross	Net

Class Y (Inception 9/30/14)			Class Y/A/C	Class N
NAV	16.67%	6.81%	6.50%	—%	1.19%	0.95%

Class A (Inception 9/30/14)
NAV	16.46	6.56	6.24	—	1.44	1.20
With 5.75% Maximum Sales Charge	9.77	5.30	5.04	—

Class C (Inception 9/30/14)
NAV	15.54	5.77	5.46	—	2.19	1.95
With CDSC[1]	14.54	5.77	5.46	—

Class N (Inception 5/1/17)
NAV	16.73	—	—	6.67	15.41	0.90

Comparative Performance
Cboe S&P 500 BuyWrite IndexSM (BXMSM)[2]	15.68	7.00	6.49	6.58
S&P 500® Index[3]	31.49	11.70	12.09	14.20

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

The Cboe S&P 500 BuyWrite IndexSM (BXMSM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500® Index. The BXM is a passive total return index based on (1) buying an S&P 500 stock index portfolio, and (2) “writing” (or selling) the near-term S&P 500® Index (SPXSM) “covered” call option, generally on the third Friday of each month. The SPX call written will have about one month remaining to expiration, with an exercise price just above the prevailing index level (i.e., slightly out of the money). The SPX call is held until expiration and cash settled, at which time a new one-month, near-the-money call is written.

3

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors. It also measures the performance of the large cap segment of the US equities market.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/20. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Fund is actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived form third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information, disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of Natixis Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on Natixis Funds’ website at im.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how Natixis Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Natixis Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

Natixis Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov.

CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA Institute.

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UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Fund’s prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Fund and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2019 through December 31, 2019. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown for your Class.

The second line for the table of each class provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each Fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

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GATEWAY FUND	BEGINNING ACCOUNT VALUE 7/1/2019	ENDING ACCOUNT VALUE 12/31/2019	EXPENSES PAID DURING PERIOD* 7/1/2019 – 12/31/2019
Class A
Actual	$1,000.00	$1,047.50	$4.85
Hypothetical (5% return before expenses)	$1,000.00	$1,020.47	$4.79
Class C
Actual	$1,000.00	$1,043.50	$8.76
Hypothetical (5% return before expenses)	$1,000.00	$1,016.64	$8.64
Class N
Actual	$1,000.00	$1,049.10	$3.36
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$3.31
Class Y
Actual	$1,000.00	$1,048.90	$3.62
Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.94%, 1.70%, 0.65% and 0.70% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

GATEWAY EQUITY CALL PREMIUM FUND	BEGINNING ACCOUNT VALUE 7/1/2019	ENDING ACCOUNT VALUE 12/31/2019	EXPENSES PAID DURING PERIOD* 7/1/2019 – 12/31/2019
Class A
Actual	$1,000.00	$1,066.80	$6.25
Hypothetical (5% return before expenses)	$1,000.00	$1,019.16	$6.11
Class C
Actual	$1,000.00	$1,062.90	$10.14
Hypothetical (5% return before expenses)	$1,000.00	$1,015.38	$9.91
Class N
Actual	$1,000.00	$1,068.50	$4.69
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58
Class Y
Actual	$1,000.00	$1,067.40	$4.95
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	$4.84

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.20%, 1.95%, 0.90% and 0.95% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

13  |

Portfolio of Investments – as of December 31, 2019

Gateway Fund

Shares	Description	Value (†)
Common Stocks — 99.0% of Net Assets
	Aerospace & Defense — 2.2%
189,054	Boeing Co. (The)(a)	$61,586,231
6,030	HEICO Corp.	688,325
40,717	Huntington Ingalls Industries, Inc.(a)	10,215,081
143,806	Raytheon Co.(a)	31,599,930
34,942	TransDigm Group, Inc.(a)	19,567,520
385,980	United Technologies Corp.(a)	57,804,365

		181,461,452

	Air Freight & Logistics — 0.4%
283,695	United Parcel Service, Inc., Class B(a)	33,209,337
36,648	XPO Logistics, Inc.(a)(b)	2,920,845

		36,130,182

	Airlines — 0.3%
94,103	Alaska Air Group, Inc.(a)	6,375,478
199,831	JetBlue Airways Corp.(a)(b)	3,740,836
196,916	United Airlines Holdings, Inc.(a)(b)	17,346,331

		27,462,645

	Auto Components — 0.2%
107,616	Autoliv, Inc.(a)	9,083,867
117,162	Cooper Tire & Rubber Co.(a)	3,368,407
111,613	Veoneer, Inc.(b)	1,743,395

		14,195,669

	Automobiles — 0.1%
13,776	Tesla, Inc.(a)(b)	5,762,914

	Banks — 5.9%
147,428	Associated Banc-Corp(a)	3,249,313
3,385,902	Bank of America Corp.(a)	119,251,469
962,688	Citigroup, Inc.(a)	76,909,144
124,673	First Republic Bank(a)	14,642,844
1,013,837	Huntington Bancshares, Inc.(a)	15,288,662
1,167,308	JPMorgan Chase & Co.(a)	162,722,735
106,660	Old National Bancorp(a)	1,950,812
31,007	Signature Bank(a)	4,235,866
43,207	SVB Financial Group(a)(b)	10,846,685
1,338,619	Wells Fargo & Co.(a)	72,017,702

		481,115,232

	Beverages — 2.0%
1,433,706	Coca-Cola Co. (The)(a)	79,355,627
174,722	Monster Beverage Corp.(a)(b)	11,103,583
529,652	PepsiCo, Inc.(a)	72,387,539

		162,846,749

	Biotechnology — 2.3%
503,966	AbbVie, Inc.(a)	44,621,150
220,991	Amgen, Inc.(a)	53,274,300

See accompanying notes to financial statements.

|  14

Portfolio of Investments – as of December 31, 2019

Gateway Fund – (continued)

Shares	Description	Value (†)
	Biotechnology — continued
76,418	Biogen, Inc.(a)(b)	$22,675,513
8,953	Exact Sciences Corp.(a)(b)	827,973
450,811	Gilead Sciences, Inc.(a)	29,293,699
38,282	Ionis Pharmaceuticals, Inc.(a)(b)	2,312,616
33,450	Seattle Genetics, Inc.(a)(b)	3,821,997
138,381	Vertex Pharmaceuticals, Inc.(a)(b)	30,298,520

		187,125,768

	Building Products — 0.3%
422,783	Johnson Controls International PLC(a)	17,211,496
17,766	Lennox International, Inc.(a)	4,334,371

		21,545,867

	Capital Markets — 2.2%
504,205	Charles Schwab Corp. (The)(a)	23,979,990
172,714	Eaton Vance Corp.(a)	8,064,017
39,139	FactSet Research Systems, Inc.(a)	10,500,994
161,963	Goldman Sachs Group, Inc. (The)(a)	37,240,153
321,871	Intercontinental Exchange, Inc.(a)	29,789,161
107,612	Legg Mason, Inc.(a)	3,864,347
13,168	MarketAxess Holdings, Inc.(a)	4,992,120
718,338	Morgan Stanley(a)	36,721,438
68,462	MSCI, Inc.(a)	17,675,519
174,408	TD Ameritrade Holding Corp.(a)	8,668,078

		181,495,817

	Chemicals — 1.6%
83,434	Ashland Global Holdings, Inc.(a)	6,385,204
120,584	Celanese Corp.(a)	14,846,302
421,580	Corteva, Inc.(a)	12,461,905
365,435	Dow, Inc.(a)	20,000,257
332,958	DuPont de Nemours, Inc.(a)	21,375,904
213,957	Eastman Chemical Co.(a)	16,958,232
31,084	Ingevity Corp.(a)(b)	2,716,120
231,414	LyondellBasell Industries NV, Class A(a)	21,863,995
231,848	Olin Corp.(a)	3,999,378
95,921	RPM International, Inc.(a)	7,362,896
319,549	Valvoline, Inc.(a)	6,841,544

		134,811,737

	Commercial Services & Supplies — 0.5%
96,597	Copart, Inc.(a)(b)	8,784,531
56,347	Waste Connections, Inc.(a)	5,115,744
244,724	Waste Management, Inc.(a)	27,888,747

		41,789,022

	Communications Equipment — 1.1%
25,014	Arista Networks, Inc.(a)(b)	5,087,848
1,514,269	Cisco Systems, Inc.(a)	72,624,341

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of December 31, 2019

Gateway Fund – (continued)

Shares	Description	Value (†)
	Communications Equipment — continued
83,999	Motorola Solutions, Inc.(a)	$13,535,599

		91,247,788

	Construction Materials — 0.2%
50,558	Martin Marietta Materials, Inc.(a)	14,138,039

	Consumer Finance — 0.3%
121,623	Ally Financial, Inc.(a)	3,716,799
230,575	Discover Financial Services(a)	19,557,371

		23,274,170

	Containers & Packaging — 0.3%
73,855	Avery Dennison Corp.(a)	9,661,711
75,117	Crown Holdings, Inc.(a)(b)	5,448,987
54,437	Sonoco Products Co.	3,359,852
141,364	WestRock Co.(a)	6,065,929

		24,536,479

	Distributors — 0.2%
129,135	Genuine Parts Co.(a)	13,718,011

	Diversified Consumer Services — 0.0%
67,454	Service Corp. International(a)	3,104,908

	Diversified Financial Services — 2.1%
711,262	Berkshire Hathaway, Inc., Class B(a)(b)	161,100,843
133,431	Voya Financial, Inc.(a)	8,136,622

		169,237,465

	Diversified Telecommunication Services — 2.2%
2,443,274	AT&T, Inc.(a)	95,483,148
1,343,711	Verizon Communications, Inc.(a)	82,503,855

		177,987,003

	Electric Utilities — 1.6%
408,300	Alliant Energy Corp.(a)	22,342,176
435,727	American Electric Power Co., Inc.(a)	41,180,559
420,516	Duke Energy Corp.(a)	38,355,264
156,335	Edison International(a)	11,789,222
193,913	Evergy, Inc.(a)	12,621,797
25,669	Hawaiian Electric Industries, Inc.(a)	1,202,849
154,286	OGE Energy Corp.(a)	6,861,099

		134,352,966

	Electrical Equipment — 0.7%
276,226	Eaton Corp. PLC(a)	26,164,127
367,119	Emerson Electric Co.(a)	27,996,495
24,662	Hubbell, Inc.(a)	3,645,537

		57,806,159

	Electronic Equipment, Instruments & Components — 0.5%
130,903	CDW Corp.(a)	18,698,184
440,785	Corning, Inc.(a)	12,831,251

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of December 31, 2019

Gateway Fund – (continued)

Shares	Description	Value (†)
	Electronic Equipment, Instruments & Components — continued
128,069	Trimble, Inc.(a)(b)	$5,339,197
22,200	Zebra Technologies Corp., Class A(a)(b)	5,670,768

		42,539,400

	Energy Equipment & Services — 0.3%
1,146,091	Halliburton Co.(a)	28,044,847

	Entertainment — 2.2%
294,667	Activision Blizzard, Inc.(a)	17,509,113
116,824	Electronic Arts, Inc.(a)(b)	12,559,748
59,774	Live Nation Entertainment, Inc.(a)(b)	4,272,048
150,826	Netflix, Inc.(a)(b)	48,802,769
11,174	Roku, Inc.(b)	1,496,198
48,939	Take-Two Interactive Software, Inc.(a)(b)	5,991,602
634,352	Walt Disney Co. (The)(a)	91,746,330

		182,377,808

	Food & Staples Retailing — 1.1%
26,487	Casey’s General Stores, Inc.(a)	4,211,168
191,206	US Foods Holding Corp.(a)(b)	8,009,619
643,644	Walmart, Inc.(a)	76,490,653

		88,711,440

	Food Products — 0.8%
57,169	Bunge Ltd.	3,290,076
40,185	Ingredion, Inc.(a)	3,735,196
97,614	Lamb Weston Holdings, Inc.(a)	8,397,732
841,409	Mondelez International, Inc., Class A(a)	46,344,808
43,185	Post Holdings, Inc.(a)(b)	4,711,483

		66,479,295

	Gas Utilities — 0.1%
78,512	National Fuel Gas Co.(a)	3,653,949
11,746	UGI Corp.	530,449

		4,184,398

	Health Care Equipment & Supplies — 3.4%
763,559	Abbott Laboratories(a)	66,322,735
32,948	Align Technology, Inc.(a)(b)	9,193,810
255,400	Baxter International, Inc.(a)	21,356,548
677,826	Boston Scientific Corp.(a)(b)	30,651,292
10,497	DexCom, Inc.(a)(b)	2,296,114
85,843	Edwards Lifesciences Corp.(a)(b)	20,026,313
258,500	Hologic, Inc.(a)(b)	13,496,285
52,408	Intuitive Surgical, Inc.(a)(b)	30,980,989
432,728	Medtronic PLC(a)	49,092,992
103,783	ResMed, Inc.(a)	16,083,251
55,109	STERIS PLC(a)	8,399,714
27,194	Teleflex, Inc.(a)	10,236,909

		278,136,952

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of December 31, 2019

Gateway Fund – (continued)

Shares	Description	Value (†)
	Health Care Providers & Services — 3.0%
116,848	Anthem, Inc.(a)	$35,291,602
133,459	Cigna Corp.(a)	27,291,031
490,155	CVS Health Corp.(a)	36,413,615
124,033	HCA Healthcare, Inc.(a)	18,333,318
6,586	Molina Healthcare, Inc.(b)	893,654
86,922	Quest Diagnostics, Inc.(a)	9,282,400
353,352	UnitedHealth Group, Inc.(a)	103,878,421
66,494	Universal Health Services, Inc., Class B(a)	9,539,229

		240,923,270

	Health Care Technology — 0.1%
35,189	Veeva Systems, Inc., Class A(a)(b)	4,949,685

	Hotels, Restaurants & Leisure — 1.8%
97,014	Aramark(a)	4,210,408
18,037	Domino’s Pizza, Inc.(a)	5,298,910
114,276	Dunkin’ Brands Group, Inc.(a)	8,632,409
53,951	Hilton Grand Vacations, Inc.(a)(b)	1,855,375
190,367	Hilton Worldwide Holdings, Inc.(a)	21,113,604
221,810	Las Vegas Sands Corp.(a)	15,313,762
339,491	McDonald’s Corp.(a)	67,086,817
69,731	Melco Resorts & Entertainment Ltd., Sponsored ADR(a)	1,685,398
360,474	MGM Resorts International(a)	11,992,970
78,411	Restaurant Brands International, Inc.(a)	5,000,269
4,590	Vail Resorts, Inc.	1,100,820
208,390	Wendy’s Co. (The)(a)	4,628,342

		147,919,084

	Household Durables — 0.2%
3,129	NVR, Inc.(a)(b)	11,916,515
174,272	Toll Brothers, Inc.(a)	6,885,487

		18,802,002

	Household Products — 1.8%
425,825	Colgate-Palmolive Co.(a)	29,313,793
923,782	Procter & Gamble Co. (The)(a)	115,380,372

		144,694,165

	Industrial Conglomerates — 1.6%
208,407	3M Co.(a)	36,767,163
3,131,695	General Electric Co.(a)	34,949,716
336,828	Honeywell International, Inc.(a)	59,618,556

		131,335,435

	Insurance — 2.0%
450,914	Aflac, Inc.(a)	23,853,351
11,213	Alleghany Corp.(a)(b)	8,965,579
214,775	Allstate Corp. (The)(a)	24,151,449
28,328	American Financial Group, Inc.(a)	3,106,165
428,116	American International Group, Inc.(a)	21,975,194
150,223	Aon PLC(a)	31,289,949

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of December 31, 2019

Gateway Fund – (continued)

Shares	Description	Value (†)
	Insurance — continued
129,379	Arch Capital Group Ltd.(a)(b)	$5,549,065
249,662	Arthur J. Gallagher & Co.(a)	23,775,312
53,874	Fidelity National Financial, Inc.(a)	2,443,186
202,112	Lincoln National Corp.(a)	11,926,629
26,459	RenaissanceRe Holdings Ltd.(a)	5,186,493

		162,222,372

	Interactive Media & Services — 5.1%
75,157	Alphabet, Inc., Class A(a)(b)	100,664,534
111,714	Alphabet, Inc., Class C(a)(b)	149,363,853
19,799	Baidu, Inc., Sponsored ADR(b)	2,502,594
787,141	Facebook, Inc., Class A(a)(b)	161,560,690
32,429	Zillow Group, Inc., Class C(b)	1,489,788

		415,581,459

	Internet & Direct Marketing Retail — 3.6%
132,952	Amazon.com, Inc.(a)(b)	245,674,024
15,965	Booking Holdings, Inc.(a)(b)	32,787,799
321,121	eBay, Inc.(a)	11,595,679
4,001	MercadoLibre, Inc.(b)	2,288,332

		292,345,834

	IT Services — 5.0%
184,207	Automatic Data Processing, Inc.(a)	31,407,293
39,904	Black Knight, Inc.(a)(b)	2,573,010
69,633	Broadridge Financial Solutions, Inc.(a)	8,602,461
252,583	Cognizant Technology Solutions Corp., Class A(a)	15,665,198
303,713	Fidelity National Information Services, Inc.(a)	42,243,441
50,280	FleetCor Technologies, Inc.(a)(b)	14,466,562
267,077	International Business Machines Corp.(a)	35,799,001
59,872	Jack Henry & Associates, Inc.(a)	8,721,554
90,261	Leidos Holdings, Inc.(a)	8,835,649
217,338	Paychex, Inc.(a)	18,486,770
465,533	PayPal Holdings, Inc.(a)(b)	50,356,705
19,220	Twilio, Inc., Class A(b)	1,888,942
103,624	VeriSign, Inc.(a)(b)	19,966,272
736,976	Visa, Inc., Class A(a)	138,477,790
345,146	Western Union Co. (The)(a)	9,243,010

		406,733,658

	Leisure Products — 0.0%
29,551	Polaris, Inc.(a)	3,005,337

	Life Sciences Tools & Services — 0.3%
68,055	Illumina, Inc.(a)(b)	22,576,566
30,515	PRA Health Sciences, Inc.(b)	3,391,742

		25,968,308

	Machinery — 1.7%
237,600	Caterpillar, Inc.(a)	35,088,768
106,286	Cummins, Inc.(a)	19,020,943

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of December 31, 2019

Gateway Fund – (continued)

Shares	Description	Value (†)
	Machinery — continued
134,955	Deere & Co.(a)	$23,382,303
82,178	IDEX Corp.(a)	14,134,616
87,553	Parker-Hannifin Corp.(a)	18,020,158
206,949	Pentair PLC(a)	9,492,751
40,373	Snap-on, Inc.(a)	6,839,186
63,733	Timken Co. (The)(a)	3,588,805
50,141	Woodward, Inc.(a)	5,938,700

		135,506,230

	Media — 1.2%
1,616,661	Comcast Corp., Class A(a)	72,701,245
27,325	Liberty Broadband Corp., Class C(a)(b)	3,436,119
116,732	Liberty Global PLC, Class C(a)(b)	2,544,174
68,742	Liberty Latin America Ltd., Class C(b)	1,337,719
230,860	News Corp., Class B(a)	3,349,779
111,612	Omnicom Group, Inc.(a)	9,042,804
598,959	Sirius XM Holdings, Inc.(a)	4,282,557

		96,694,397

	Metals & Mining — 0.3%
229,727	Southern Copper Corp.(a)	9,758,803
240,006	Steel Dynamics, Inc.(a)	8,169,804
81,631	Worthington Industries, Inc.	3,443,196

		21,371,803

	Multi-Utilities — 1.5%
260,977	Ameren Corp.(a)	20,043,033
301,545	CenterPoint Energy, Inc.(a)	8,223,132
246,883	Consolidated Edison, Inc.(a)	22,335,505
325,298	Public Service Enterprise Group, Inc.(a)	19,208,847
144,485	Sempra Energy(a)	21,886,588
374,091	WEC Energy Group, Inc.(a)	34,502,413

		126,199,518

	Multiline Retail — 0.4%
107,086	Nordstrom, Inc.(a)	4,383,030
234,069	Target Corp.(a)	30,009,986

		34,393,016

	Oil, Gas & Consumable Fuels — 3.9%
87,595	Cheniere Energy, Inc.(a)(b)	5,349,427
720,444	Chevron Corp.(a)	86,820,707
714,392	ConocoPhillips(a)	46,456,912
366,367	Continental Resources, Inc.(a)	12,566,388
1,513,344	Exxon Mobil Corp.(a)	105,601,144
89,664	HollyFrontier Corp.(a)	4,546,861
209,356	ONEOK, Inc.(a)	15,841,969
205,313	Phillips 66(a)	22,873,921
88,819	Targa Resources Corp.(a)	3,626,480

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of December 31, 2019

Gateway Fund – (continued)

Shares	Description	Value (†)
	Oil, Gas & Consumable Fuels — continued
183,896	Valero Energy Corp.(a)	$17,221,860

		320,905,669

	Personal Products — 0.3%
99,350	Estee Lauder Cos., Inc. (The), Class A(a)	20,519,749
29,528	Herbalife Nutrition Ltd.(b)	1,407,600

		21,927,349

	Pharmaceuticals — 4.9%
808,183	Bristol-Myers Squibb Co.(a)	51,877,267
353,596	Eli Lilly & Co.(a)	46,473,122
25,380	Jazz Pharmaceuticals PLC(a)(b)	3,788,726
878,511	Johnson & Johnson(a)	128,148,400
989,875	Merck & Co., Inc.(a)	90,029,131
1,938,048	Pfizer, Inc.(a)	75,932,721

		396,249,367

	Professional Services — 0.5%
15,684	CoStar Group, Inc.(a)(b)	9,383,737
32,282	ManpowerGroup, Inc.(a)	3,134,582
53,234	TransUnion(a)	4,557,363
176,238	Verisk Analytics, Inc.(a)	26,319,383

		43,395,065

	REITs – Apartments — 0.8%
372,220	American Homes 4 Rent, Class A(a)	9,755,886
145,920	Camden Property Trust(a)	15,482,112
421,847	Invitation Homes, Inc.(a)	12,642,755
577,310	UDR, Inc.(a)	26,960,377

		64,841,130

	REITs – Diversified — 0.5%
121,730	Digital Realty Trust, Inc.(a)	14,575,950
599,830	Duke Realty Corp.(a)	20,796,106
77,349	W.P. Carey, Inc.(a)	6,191,014

		41,563,070

	REITs – Health Care — 0.4%
260,504	Healthcare Realty Trust, Inc.(a)	8,693,018
453,565	Medical Properties Trust, Inc.(a)	9,574,757
148,089	Sabra Health Care REIT, Inc.	3,160,219
232,225	Ventas, Inc.(a)	13,408,672

		34,836,666

	REITs – Hotels — 0.0%
9,674	Park Hotels & Resorts, Inc.	250,266

	REITs – Manufactured Homes — 0.2%
113,280	Sun Communities, Inc.(a)	17,003,328

	REITs – Mortgage — 0.1%
214,262	AGNC Investment Corp.(a)	3,788,152

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of December 31, 2019

Gateway Fund – (continued)

Shares	Description	Value (†)
	REITs – Mortgage — continued
341,473	Annaly Capital Management, Inc.(a)	$3,216,676

		7,004,828

	REITs – Office Property — 0.2%
146,251	Kilroy Realty Corp.(a)	12,270,459
52,998	Mack-Cali Realty Corp.(a)	1,225,844

		13,496,303

	REITs – Shopping Centers — 0.2%
208,433	Regency Centers Corp.(a)	13,150,038

	REITs – Single Tenant — 0.2%
263,632	National Retail Properties, Inc.(a)	14,135,948

	REITs – Storage — 0.3%
203,324	CubeSmart(a)	6,400,639
136,732	Extra Space Storage, Inc.(a)	14,441,634

		20,842,273

	REITs – Warehouse/Industrials — 0.2%
245,145	Liberty Property Trust(a)	14,720,957

	Road & Rail — 1.1%
17,780	Canadian Pacific Railway Ltd.(a)	4,533,011
313,460	CSX Corp.(a)	22,681,966
2,941	Lyft, Inc., Class A(b)	126,522
25,621	Old Dominion Freight Line, Inc.(a)	4,862,353
83,868	Uber Technologies, Inc.(b)	2,494,234
288,586	Union Pacific Corp.(a)	52,173,463

		86,871,549

	Semiconductors & Semiconductor Equipment — 4.3%
414,497	Advanced Micro Devices, Inc.(a)(b)	19,008,832
211,212	Analog Devices, Inc.(a)	25,100,434
121,634	Broadcom, Inc.(a)	38,438,777
1,446,794	Intel Corp.(a)	86,590,621
218,174	Marvell Technology Group Ltd.(a)	5,794,701
126,017	Microchip Technology, Inc.(a)	13,196,500
218,965	NVIDIA Corp.(a)	51,522,465
409,795	QUALCOMM, Inc.(a)	36,156,213
95,777	Skyworks Solutions, Inc.(a)	11,577,524
229,832	Teradyne, Inc.(a)	15,672,244
401,611	Texas Instruments, Inc.(a)	51,522,675

		354,580,986

	Software — 7.2%
206,170	Adobe, Inc.(a)(b)	67,996,928
59,174	ANSYS, Inc.(a)(b)	15,231,979
188,193	Cadence Design Systems, Inc.(a)(b)	13,053,066
36,902	Check Point Software Technologies Ltd.(a)(b)	4,094,646
81,683	Fortinet, Inc.(a)(b)	8,720,477
2,493,674	Microsoft Corp.(a)	393,252,390

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of December 31, 2019

Gateway Fund – (continued)

Shares	Description	Value (†)
	Software — continued
264,928	NortonLifeLock, Inc.(a)	$6,760,962
114,308	Nuance Communications, Inc.(a)(b)	2,038,112
897,279	Oracle Corp.(a)	47,537,841
15,761	Palo Alto Networks, Inc.(b)	3,644,731
213	Paycom Software, Inc.(b)	56,394
41,380	PTC, Inc.(a)(b)	3,098,948
31,490	ServiceNow, Inc.(a)(b)	8,890,257
38,359	SS&C Technologies Holdings, Inc.	2,355,243
19,654	VMware, Inc., Class A(b)	2,983,281
36,208	Workday, Inc., Class A(a)(b)	5,954,406
23,544	Zoom Video Communications, Inc., Class A(b)	1,601,934

		587,271,595

	Specialty Retail — 2.4%
112,737	American Eagle Outfitters, Inc.(a)	1,657,234
12,620	AutoZone, Inc.(a)(b)	15,034,332
17,696	Burlington Stores, Inc.(a)(b)	4,035,219
15,592	Five Below, Inc.(a)(b)	1,993,593
38,409	Foot Locker, Inc.(a)	1,497,567
419,674	Home Depot, Inc. (The)(a)	91,648,408
300,568	Lowe’s Cos., Inc.(a)	35,996,024
78,090	Tiffany & Co.(a)	10,436,728
588,484	TJX Cos., Inc. (The)(a)	35,932,833

		198,231,938

	Technology Hardware, Storage & Peripherals — 4.9%
1,342,385	Apple, Inc.(a)	394,191,355
34,250	Dell Technologies, Inc., Class C(b)	1,760,108

		395,951,463

	Textiles, Apparel & Luxury Goods — 0.8%
34,840	Lululemon Athletica, Inc.(a)(b)	8,071,383
491,043	NIKE, Inc., Class B(a)	49,747,566
64,167	PVH Corp.(a)	6,747,160

		64,566,109

	Tobacco — 0.8%
543,596	Altria Group, Inc.(a)	27,130,877
471,157	Philip Morris International, Inc.(a)	40,090,749

		67,221,626

	Trading Companies & Distributors — 0.1%
29,008	GATX Corp.(a)	2,403,313
148,294	HD Supply Holdings, Inc.(a)(b)	5,964,384

		8,367,697

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of December 31, 2019

Gateway Fund – (continued)

Shares	Description	Value (†)
	Wireless Telecommunication Services — 0.0%
225,869	Sprint Corp.(b)	$1,176,778

	Total Common Stocks (Identified Cost $4,325,891,566)	8,072,827,753

	Total Purchased Options — 0.4%
	(Identified Cost $56,591,012) (see detail below)	31,585,835

Principal Amount
Short-Term Investments — 3.0%
$247,253,327	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2019 at 0.900% to be repurchased at $247,265,689 on 1/02/2020 collateralized by $224,435,000 U.S. Treasury Inflation Indexed Note, 0.125% due 7/15/2022 valued at $252,199,629 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $247,253,327)	247,253,327

	Total Investments — 102.4% (Identified Cost $4,629,735,905)	8,351,666,915
	Other assets less liabilities — (2.4)%	(194,455,167)

	Net Assets — 100.0%	$8,157,211,748

Purchased Options — 0.4%

Description	Expiration Date	Exercise Price	Contracts	Notional Amount	Cost	Value (†)
Index Options — 0.4%
S&P 500® Index, Put(b)	1/17/2020	2,800	3,094	$999,603,332	$5,097,365	$332,605
S&P 500® Index, Put(b)	2/21/2020	2,850	3,092	998,957,176	7,954,170	2,148,940
S&P 500® Index, Put(b)	2/21/2020	2,875	3,094	999,603,332	6,987,799	2,428,790
S&P 500® Index, Put(b)	2/21/2020	2,900	3,094	999,603,332	7,588,035	2,722,720
S&P 500® Index, Put(b)	2/21/2020	2,950	3,093	999,280,254	7,412,375	3,556,950
S&P 500® Index, Put(b)	3/20/2020	2,900	3,093	999,280,254	6,997,913	5,660,190
S&P 500® Index, Put(b)	3/20/2020	2,950	3,093	999,280,254	7,434,025	6,990,180
S&P 500® Index, Put(b)	3/20/2020	2,975	3,092	998,957,176	7,119,330	7,745,460

Total					$56,591,012	$31,585,835

Written Options — (2.6%)

Description	Expiration Date	Exercise Price	Contracts	Notional Amount	Premiums (Received)	Value (†)
Index Options — (2.6%)
S&P 500® Index, Call	1/17/2020	3,150	(2,749)	$(888,141,422)	$(13,655,657)	$(25,332,035)
S&P 500® Index, Call	2/21/2020	3,125	(2,749)	(888,141,422)	(13,738,127)	(37,303,930)
S&P 500® Index, Call	2/21/2020	3,150	(2,749)	(888,141,422)	(16,212,228)	(31,764,695)
S&P 500® Index, Call	2/21/2020	3,200	(2,749)	(888,141,422)	(12,226,177)	(21,318,495)
S&P 500® Index, Call	2/21/2020	3,225	(2,750)	(888,464,500)	(11,375,375)	(16,527,500)
S&P 500® Index, Call	2/21/2020	3,275	(2,750)	(888,464,500)	(10,883,125)	(8,813,750)
S&P 500® Index, Call	3/20/2020	3,175	(2,749)	(888,141,422)	(25,064,008)	(31,750,950)

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of December 31, 2019

Gateway Fund – (continued)

Written Options — (continued)
Description	Expiration Date	Exercise Price	Contracts	Notional Amount	Premiums (Received)	Value (†)
Index Options — (continued)
S&P 500® Index, Call	3/20/2020	3,225	(2,750)	$(888,464,500)	$(20,891,723)	$(22,206,250)
S&P 500® Index, Call	3/20/2020	3,275	(2,750)	(888,464,500)	(12,981,375)	(14,313,750)

Total					$(137,027,795)	$(209,331,355)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.
(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
REITs	Real Estate Investment Trusts

Industry Summary at December 31, 2019

Software	7.2%
Banks	5.9
Interactive Media & Services	5.1
IT Services	5.0
Pharmaceuticals	4.9
Technology Hardware, Storage & Peripherals	4.9
Semiconductors & Semiconductor Equipment	4.3
Oil, Gas & Consumable Fuels	3.9
Internet & Direct Marketing Retail	3.6
Health Care Equipment & Supplies	3.4
Health Care Providers & Services	3.0
Specialty Retail	2.4
Biotechnology	2.3
Entertainment	2.2
Capital Markets	2.2
Aerospace & Defense	2.2
Diversified Telecommunication Services	2.2
Diversified Financial Services	2.1
Beverages	2.0
Insurance	2.0
Other Investments, less than 2% each	28.6
Short-Term Investments	3.0

Total Investments	102.4
Other assets less liabilities (including open written options)	(2.4)

Net Assets	100.0%

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of December 31, 2019

Gateway Equity Call Premium Fund

Shares	Description	Value (†)
Common Stocks — 100.4% of Net Assets
	Aerospace & Defense — 2.5%
1,423	Boeing Co. (The)(a)	$463,557
231	Huntington Ingalls Industries, Inc.(a)	57,953
1,047	Lockheed Martin Corp.(a)	407,681
1,073	Raytheon Co.(a)	235,781
3,007	United Technologies Corp.(a)	450,328

		1,615,300

	Air Freight & Logistics — 0.4%
1,410	FedEx Corp.(a)	213,206
397	XPO Logistics, Inc.(a)(b)	31,641

		244,847

	Airlines — 0.4%
2,785	Delta Air Lines, Inc.(a)	162,867
501	JetBlue Airways Corp.(b)	9,378
810	United Airlines Holdings, Inc.(a)(b)	71,353

		243,598

	Auto Components — 0.2%
858	Adient PLC(a)(b)	18,232
213	Garrett Motion, Inc.(b)	2,128
884	Gentex Corp.(a)	25,618
343	Lear Corp.(a)	47,060
388	Magna International, Inc.(a)	21,278

		114,316

	Automobiles — 0.3%
3,780	General Motors Co.(a)	138,348
81	Tesla, Inc.(a)(b)	33,885

		172,233

	Banks — 6.0%
25,157	Bank of America Corp.(a)	886,030
5,086	Citigroup, Inc.(a)	406,321
1,199	Comerica, Inc.(a)	86,028
680	East West Bancorp, Inc.(a)	33,116
5,502	Fifth Third Bancorp(a)	169,131
943	First Republic Bank(a)	110,755
6,831	Huntington Bancshares, Inc.(a)	103,011
9,214	JPMorgan Chase & Co.(a)	1,284,432
284	SVB Financial Group(a)(b)	71,295
2,849	Truist Financial Corp.(a)	160,456
10,719	Wells Fargo & Co.(a)	576,682

		3,887,257

	Beverages — 1.9%
11,495	Coca-Cola Co. (The)(a)	636,248
4,325	PepsiCo, Inc.(a)	591,098

		1,227,346

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of December 31, 2019

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Biotechnology — 2.1%
3,834	AbbVie, Inc.(a)	$339,462
761	Alexion Pharmaceuticals, Inc.(a)(b)	82,302
128	Alnylam Pharmaceuticals, Inc.(b)	14,742
1,860	Amgen, Inc.(a)	448,390
649	Biogen, Inc.(a)(b)	192,578
3,673	Gilead Sciences, Inc.(a)	238,671
222	Seattle Genetics, Inc.(a)(b)	25,366

		1,341,511

	Building Products — 0.6%
1,115	A.O. Smith Corp.(a)	53,119
1,240	Fortune Brands Home & Security, Inc.(a)	81,021
4,110	Johnson Controls International PLC(a)	167,318
203	Lennox International, Inc.(a)	49,526
355	Resideo Technologies, Inc.(b)	4,235

		355,219

	Capital Markets — 2.0%
2,815	Bank of New York Mellon Corp. (The)(a)	141,679
424	BlackRock, Inc.(a)	213,145
3,819	Charles Schwab Corp. (The)(a)	181,632
144	FactSet Research Systems, Inc.(a)	38,635
1,192	Goldman Sachs Group, Inc. (The)(a)	274,076
5,055	Morgan Stanley(a)	258,412
429	MSCI, Inc.(a)	110,759
685	Raymond James Financial, Inc.(a)	61,280
538	TD Ameritrade Holding Corp.(a)	26,739

		1,306,357

	Chemicals — 1.8%
342	AdvanSix, Inc.(a)(b)	6,826
1,171	Air Products & Chemicals, Inc.(a)	275,173
379	Ashland Global Holdings, Inc.(a)	29,005
712	Celanese Corp.(a)	87,661
2,051	Huntsman Corp.(a)	49,552
755	International Flavors & Fragrances, Inc.(a)	97,410
1,725	Linde PLC(a)	367,253
1,201	PPG Industries, Inc.(a)	160,322
931	RPM International, Inc.(a)	71,464
1,880	Valvoline, Inc.(a)	40,251

		1,184,917

	Commercial Services & Supplies — 0.5%
802	Waste Connections, Inc.(a)	72,814
2,186	Waste Management, Inc.(a)	249,116

		321,930

	Communications Equipment — 1.0%
763	Ciena Corp.(a)(b)	32,573

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of December 31, 2019

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Communications Equipment — continued
12,624	Cisco Systems, Inc.(a)	$605,447

		638,020

	Consumer Finance — 1.0%
2,148	Ally Financial, Inc.(a)	65,643
2,518	American Express Co.(a)	313,466
1,537	Capital One Financial Corp.(a)	158,173
2,453	Synchrony Financial(a)	88,332

		625,614

	Containers & Packaging — 0.4%
938	Crown Holdings, Inc.(a)(b)	68,043
1,805	International Paper Co.(a)	83,120
681	Packaging Corp. of America(a)	76,265

		227,428

	Diversified Financial Services — 1.8%
5,069	Berkshire Hathaway, Inc., Class B(a)(b)	1,148,128

	Diversified Telecommunication Services — 2.1%
17,979	AT&T, Inc.(a)	702,620
158	GCI Liberty, Inc., Class A(b)	11,194
10,880	Verizon Communications, Inc.(a)	668,032

		1,381,846

	Electric Utilities — 2.1%
6,212	Alliant Energy Corp.(a)	339,920
3,819	American Electric Power Co., Inc.(a)	360,934
2,842	Evergy, Inc.(a)	184,986
2,842	OGE Energy Corp.(a)	126,384
4,992	Southern Co. (The)(a)	317,990

		1,330,214

	Electrical Equipment — 0.5%
72	Acuity Brands, Inc.	9,936
2,795	Emerson Electric Co.(a)	213,147
403	Hubbell, Inc.(a)	59,571
844	Sensata Technologies Holding PLC(a)(b)	45,466

		328,120

	Electronic Equipment, Instruments & Components — 0.4%
512	Arrow Electronics, Inc.(a)(b)	43,387
565	Avnet, Inc.(a)	23,979
701	CDW Corp.(a)	100,131
4,536	Flex Ltd.(a)(b)	57,244
565	Trimble, Inc.(a)(b)	23,555
132	Zebra Technologies Corp., Class A(a)(b)	33,718

		282,014

	Energy Equipment & Services — 0.5%
238	KLX Energy Services Holdings, Inc.(b)	1,533
3,553	National Oilwell Varco, Inc.(a)	89,003

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of December 31, 2019

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Energy Equipment & Services — continued
2,154	Oceaneering International, Inc.(a)(b)	$32,116
4,331	Schlumberger Ltd.(a)	174,106
6,426	Transocean Ltd.(a)(b)	44,211

		340,969

	Entertainment — 2.1%
1,995	Activision Blizzard, Inc.(a)	118,543
474	Live Nation Entertainment, Inc.(a)(b)	33,877
121	Madison Square Garden Co. (The), Class A(a)(b)	35,597
1,199	Netflix, Inc.(a)(b)	387,960
5,248	Walt Disney Co. (The)(a)	759,018

		1,334,995

	Food & Staples Retailing — 1.8%
1,182	Costco Wholesale Corp.(a)	347,413
1,865	Sysco Corp.(a)	159,532
2,018	Walgreens Boots Alliance, Inc.(a)	118,981
4,390	Walmart, Inc.(a)	521,708

		1,147,634

	Food Products — 0.9%
493	Bunge Ltd.(a)	28,372
885	Hain Celestial Group, Inc. (The)(a)(b)	22,970
304	Ingredion, Inc.(a)	28,257
1,635	Kellogg Co.(a)	113,076
6,322	Mondelez International, Inc., Class A(a)	348,216
426	Post Holdings, Inc.(a)(b)	46,477
432	TreeHouse Foods, Inc.(a)(b)	20,952

		608,320

	Gas Utilities — 0.3%
1,197	Atmos Energy Corp.(a)	133,897
1,071	UGI Corp.(a)	48,366

		182,263

	Health Care Equipment & Supplies — 3.5%
5,955	Abbott Laboratories(a)	517,251
323	Align Technology, Inc.(a)(b)	90,130
473	Cooper Cos., Inc. (The)(a)	151,970
1,363	DENTSPLY SIRONA, Inc.(a)	77,132
132	DexCom, Inc.(a)(b)	28,874
842	Hill-Rom Holdings, Inc.(a)	95,592
2,686	Hologic, Inc.(a)(b)	140,236
532	IDEXX Laboratories, Inc.(a)(b)	138,921
5,409	Medtronic PLC(a)	613,651
1,067	ResMed, Inc.(a)	165,353
1,080	STERIS PLC(a)	164,614
275	Teleflex, Inc.(a)	103,521

		2,287,245

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of December 31, 2019

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Health Care Providers & Services — 2.3%
741	Anthem, Inc.(a)	$223,804
1,510	Centene Corp.(a)(b)	94,934
1,385	Cigna Corp.(a)	283,219
3,249	MEDNAX, Inc.(a)(b)	90,290
90	Molina Healthcare, Inc.(b)	12,212
2,683	UnitedHealth Group, Inc.(a)	788,748

		1,493,207

	Hotels, Restaurants & Leisure — 1.8%
68	Domino’s Pizza, Inc.(a)	19,977
426	Dunkin’ Brands Group, Inc.(a)	32,180
404	Hilton Grand Vacations, Inc.(b)	13,894
1,317	Hilton Worldwide Holdings, Inc.(a)	146,068
1,174	Las Vegas Sands Corp.(a)	81,053
2,128	McDonald’s Corp.(a)	420,514
1,070	Melco Resorts & Entertainment Ltd., Sponsored ADR(a)	25,862
2,295	MGM Resorts International(a)	76,355
3,772	Starbucks Corp.(a)	331,634
137	Vail Resorts, Inc.(a)	32,857

		1,180,394

	Household Durables — 0.3%
1,384	Leggett & Platt, Inc.(a)	70,349
16	NVR, Inc.(a)(b)	60,934
2,218	Toll Brothers, Inc.(a)	87,633

		218,916

	Household Products — 1.9%
1,194	Church & Dwight Co., Inc.(a)	83,986
570	Clorox Co. (The)(a)	87,518
1,212	Kimberly-Clark Corp.(a)	166,711
6,926	Procter & Gamble Co. (The)(a)	865,057

		1,203,272

	Industrial Conglomerates — 1.6%
1,532	3M Co.(a)	270,275
23,205	General Electric Co.(a)	258,968
2,682	Honeywell International, Inc.(a)	474,714

		1,003,957

	Insurance — 2.1%
1,161	American Financial Group, Inc.(a)	127,304
1,703	Arch Capital Group Ltd.(a)(b)	73,042
2,336	Chubb Ltd.(a)	363,622
1,096	Cincinnati Financial Corp.(a)	115,244
2,121	Lincoln National Corp.(a)	125,160
977	Manulife Financial Corp.(a)	19,823
2,816	Prudential Financial, Inc.(a)	263,972
335	RenaissanceRe Holdings Ltd.(a)	65,667

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of December 31, 2019

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Insurance — continued
878	Willis Towers Watson PLC(a)	$177,303

		1,331,137

	Interactive Media & Services — 5.1%
511	Alphabet, Inc., Class A(a)(b)	684,428
1,002	Alphabet, Inc., Class C(a)(b)	1,339,694
6,036	Facebook, Inc., Class A(a)(b)	1,238,889

		3,263,011

	Internet & Direct Marketing Retail — 3.5%
1,053	Amazon.com, Inc.(a)(b)	1,945,776
132	Booking Holdings, Inc.(a)(b)	271,092
29	MercadoLibre, Inc.(a)(b)	16,586
2,729	Qurate Retail, Inc., Class A(a)(b)	23,006

		2,256,460

	IT Services — 5.0%
2,134	Accenture PLC, Class A(a)	449,356
446	FleetCor Technologies, Inc.(a)(b)	128,323
1,389	Global Payments, Inc.(a)	253,576
2,639	International Business Machines Corp.(a)	353,732
973	Leidos Holdings, Inc.(a)	95,247
2,928	MasterCard, Inc., Class A(a)	874,272
5,825	Visa, Inc., Class A(a)	1,094,517

		3,249,023

	Leisure Products — 0.1%
590	Brunswick Corp.(a)	35,388
345	Polaris, Inc.(a)	35,087

		70,475

	Life Sciences Tools & Services — 1.0%
133	Bio-Rad Laboratories, Inc., Class A(a)(b)	49,214
500	Illumina, Inc.(a)(b)	165,870
268	PRA Health Sciences, Inc.(a)(b)	29,788
1,269	Thermo Fisher Scientific, Inc.(a)	412,260

		657,132

	Machinery — 1.3%
471	AGCO Corp.(a)	36,385
1,987	Caterpillar, Inc.(a)	293,440
822	Cummins, Inc.(a)	147,105
908	Deere & Co.(a)	157,320
910	IDEX Corp.(a)	156,520
208	WABCO Holdings, Inc.(a)(b)	28,184
572	Westinghouse Air Brake Technologies Corp.(a)	44,502

		863,456

	Media — 1.1%
676	AMC Networks, Inc., Class A(a)(b)	26,702
12,770	Comcast Corp., Class A(a)	574,267

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of December 31, 2019

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Media — continued
2,363	Fox Corp., Class A(a)	$87,596
7,032	Sirius XM Holdings, Inc.(a)	50,279

		738,844

	Metals & Mining — 0.3%
746	Alcoa Corp.(b)	16,047
3,371	Barrick Gold Corp.(a)	62,667
316	Rio Tinto PLC, Sponsored ADR(a)	18,758
590	Southern Copper Corp.(a)	25,063
833	Steel Dynamics, Inc.(a)	28,355
1,375	Vale S.A., Sponsored ADR(a)	18,150

		169,040

	Multi-Utilities — 0.4%
4,338	Public Service Enterprise Group, Inc.(a)	256,159

	Multiline Retail — 0.6%
3,758	Macy’s, Inc.(a)	63,886
2,692	Nordstrom, Inc.(a)	110,183
1,760	Target Corp.(a)	225,650

		399,719

	Oil, Gas & Consumable Fuels — 3.8%
778	Canadian Natural Resources Ltd.(a)	25,168
1,522	Cheniere Energy, Inc.(a)(b)	92,949
5,398	Chevron Corp.(a)	650,513
980	Concho Resources, Inc.(a)	85,819
529	Continental Resources, Inc.(a)	18,145
825	Diamondback Energy, Inc.(a)	76,610
3,969	Encana Corp.(a)	18,615
250	EQT Corp.(a)	2,725
918	Equitrans Midstream Corp.(a)	12,264
11,335	Exxon Mobil Corp.(a)	790,956
1,235	HollyFrontier Corp.(a)	62,627
2,741	Noble Energy, Inc.(a)	68,086
2,196	Phillips 66(a)	244,656
1,099	Pioneer Natural Resources Co.(a)	166,356
1,363	Suncor Energy, Inc.(a)	44,706
1,178	Targa Resources Corp.(a)	48,098
4,730	WPX Energy, Inc.(a)(b)	64,990

		2,473,283

	Pharmaceuticals — 4.8%
6,701	Bristol-Myers Squibb Co.(a)	430,137
2,761	Eli Lilly & Co.(a)	362,878
241	Jazz Pharmaceuticals PLC(a)(b)	35,977
6,914	Johnson & Johnson(a)	1,008,545
7,139	Merck & Co., Inc.(a)	649,292
15,090	Pfizer, Inc.(a)	591,226

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of December 31, 2019

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Pharmaceuticals — continued
1,000	Teva Pharmaceutical Industries Ltd., Sponsored ADR(b)	$9,800

		3,087,855

	Professional Services — 0.6%
121	CoStar Group, Inc.(a)(b)	72,394
502	ManpowerGroup, Inc.(a)	48,744
650	TransUnion(a)	55,647
1,319	Verisk Analytics, Inc.(a)	196,979

		373,764

	Real Estate Management & Development — 0.0%
176	Jones Lang LaSalle, Inc.(a)	30,640

	REITs – Apartments — 1.0%
1,056	American Campus Communities, Inc.(a)	49,664
836	Camden Property Trust(a)	88,699
558	Essex Property Trust, Inc.(a)	167,880
1,009	Mid-America Apartment Communities, Inc.(a)	133,047
3,890	UDR, Inc.(a)	181,663

		620,953

	REITs – Diversified — 1.2%
1,526	Crown Castle International Corp.(a)	216,921
980	Digital Realty Trust, Inc.(a)	117,345
5,114	Duke Realty Corp.(a)	177,302
700	Gaming & Leisure Properties, Inc.(a)	30,135
540	SBA Communications Corp.(a)	130,135
846	VICI Properties, Inc.(a)	21,615
998	W.P. Carey, Inc.(a)	79,880

		773,333

	REITs – Health Care — 0.1%
2,686	Medical Properties Trust, Inc.(a)	56,701

	REITs – Hotels — 0.0%
672	Park Hotels & Resorts, Inc.(a)	17,385

	REITs – Mortgage — 0.1%
9,884	Annaly Capital Management, Inc.(a)	93,107

	REITs – Office Property — 0.1%
1,073	Kilroy Realty Corp.(a)	90,025

	REITs – Shopping Centers — 0.1%
757	Regency Centers Corp.(a)	47,759

	REITs – Single Tenant — 0.4%
1,255	National Retail Properties, Inc.(a)	67,293
2,401	Realty Income Corp.(a)	176,786

		244,079

	REITs – Storage — 0.2%
984	Extra Space Storage, Inc.(a)	103,930

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of December 31, 2019

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	REITs – Warehouse/Industrials — 0.1%
983	Liberty Property Trust(a)	$59,029

	Road & Rail — 1.1%
1,072	Norfolk Southern Corp.(a)	208,107
132	Old Dominion Freight Line, Inc.(a)	25,051
2,553	Union Pacific Corp.(a)	461,557

		694,715

	Semiconductors & Semiconductor Equipment — 4.2%
3,239	Advanced Micro Devices, Inc.(a)(b)	148,541
4,707	Applied Materials, Inc.(a)	287,315
60	ASML Holding NV, (Registered)	17,756
377	First Solar, Inc.(a)(b)	21,097
12,000	Intel Corp.(a)	718,200
2,446	Marvell Technology Group Ltd.(a)	64,966
2,524	Maxim Integrated Products, Inc.(a)	155,251
1,796	NVIDIA Corp.(a)	422,599
638	NXP Semiconductors NV(a)	81,192
1,366	ON Semiconductor Corp.(a)(b)	33,303
3,242	QUALCOMM, Inc.(a)	286,042
813	Teradyne, Inc.(a)	55,438
3,085	Texas Instruments, Inc.(a)	395,775

		2,687,475

	Software — 7.4%
1,575	Adobe, Inc.(a)(b)	519,451
1,069	Cadence Design Systems, Inc.(a)(b)	74,146
526	CDK Global, Inc.(a)	28,761
275	Check Point Software Technologies Ltd.(a)(b)	30,514
661	Fortinet, Inc.(a)(b)	70,568
18,923	Microsoft Corp.(a)	2,984,157
7,065	Oracle Corp.(a)	374,304
165	Palo Alto Networks, Inc.(a)(b)	38,156
321	PTC, Inc.(a)(b)	24,040
2,803	salesforce.com, Inc.(a)(b)	455,880
147	ServiceNow, Inc.(a)(b)	41,501
475	SS&C Technologies Holdings, Inc.(a)	29,165
745	Synopsys, Inc.(a)(b)	103,704

		4,774,347

	Specialty Retail — 2.1%
630	Advance Auto Parts, Inc.(a)	100,901
529	Burlington Stores, Inc.(a)(b)	120,628
933	Dick’s Sporting Goods, Inc.(a)	46,174
1,030	Foot Locker, Inc.(a)	40,160
4,162	Home Depot, Inc. (The)(a)	908,898
296	Ulta Beauty, Inc.(a)(b)	74,929
583	Williams-Sonoma, Inc.(a)	42,815

		1,334,505

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of December 31, 2019

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Technology Hardware, Storage & Peripherals — 5.2%
10,504	Apple, Inc.(a)	$3,084,500
346	Dell Technologies, Inc., Class C(a)(b)	17,781
5,591	Hewlett Packard Enterprise Co.(a)	88,673
7,665	HP, Inc.(a)	157,516

		3,348,470

	Textiles, Apparel & Luxury Goods — 0.9%
309	Carter’s, Inc.(a)	33,786
304	Lululemon Athletica, Inc.(a)(b)	70,428
4,513	NIKE, Inc., Class B(a)	457,212
762	Skechers U.S.A., Inc., Class A(a)(b)	32,911

		594,337

	Thrifts & Mortgage Finance — 0.1%
2,764	New York Community Bancorp, Inc.(a)	33,223

	Tobacco — 1.0%
4,789	Altria Group, Inc.(a)	239,019
206	British American Tobacco PLC, Sponsored ADR	8,747
4,288	Philip Morris International, Inc.(a)	364,866

		612,632

	Water Utilities — 0.4%
2,214	American Water Works Co., Inc.(a)	271,990

	Wireless Telecommunication Services — 0.0%
4,878	Sprint Corp.(a)(b)	25,414

	Total Common Stocks (Identified Cost $38,818,076)	64,680,794

Principal Amount
Short-Term Investments — 2.5%
$1,571,359	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2019 at 0.900% to be repurchased at $1,571,437 on 1/02/2020 collateralized by $1,580,000 U.S. Treasury Note, 2.000% due 5/31/2024 valued at $1,604,719 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $1,571,359)	1,571,359

	Total Investments — 102.9% (Identified Cost $40,389,435)	66,252,153
	Other assets less liabilities — (2.9)%	(1,837,507)

	Net Assets — 100.0%	$64,414,646

Written Options — (2.6%)
Description	Expiration Date	Exercise Price	Contracts	Notional Amount	Premiums (Received)	Value (†)
Index Options — (2.6%)
S&P 500® Index, Call	1/17/2020	3,150	(22)	$(7,107,716)	$(109,285)	$(202,730)
S&P 500® Index, Call	2/21/2020	3,125	(22)	(7,107,716)	(109,945)	(298,540)
S&P 500® Index, Call	2/21/2020	3,150	(22)	(7,107,716)	(129,745)	(254,210)

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of December 31, 2019

Gateway Equity Call Premium Fund – (continued)

Written Options – (continued)
Description	Expiration Date	Exercise Price	Contracts	Notional Amount	Premiums (Received)	Value (†)
Index Options – (continued)
S&P 500® Index, Call	2/21/2020	3,200	(22)	$(7,107,716)	$(97,845)	$(170,610)
S&P 500® Index, Call	2/21/2020	3,225	(22)	(7,107,716)	(91,003)	(132,220)
S&P 500® Index, Call	2/21/2020	3,275	(22)	(7,107,716)	(87,065)	(70,510)
S&P 500® Index, Call	3/20/2020	3,175	(22)	(7,107,716)	(200,585)	(254,100)
S&P 500® Index, Call	3/20/2020	3,225	(22)	(7,107,716)	(167,134)	(177,650)
S&P 500® Index, Call	3/20/2020	3,275	(22)	(7,107,716)	(103,851)	(114,510)

Total					$(1,096,458)	$(1,675,080)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.
(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
REITs	Real Estate Investment Trusts

Industry Summary at December 31, 2019

Software	7.4%
Banks	6.0
Technology Hardware, Storage & Peripherals	5.2
Interactive Media & Services	5.1
IT Services	5.0
Pharmaceuticals	4.8
Semiconductors & Semiconductor Equipment	4.2
Oil, Gas & Consumable Fuels	3.8
Health Care Equipment & Supplies	3.5
Internet & Direct Marketing Retail	3.5
Aerospace & Defense	2.5
Health Care Providers & Services	2.3
Diversified Telecommunication Services	2.1
Biotechnology	2.1
Entertainment	2.1
Specialty Retail	2.1
Insurance	2.1
Electric Utilities	2.1
Capital Markets	2.0
Other Investments, less than 2% each	32.5
Short-Term Investments	2.5

Total Investments	102.9
Other assets less liabilities (including open written options)	(2.9)

Net Assets	100.0%

See accompanying notes to financial statements.

|  36

Statements of Assets and Liabilities

December 31, 2019

	Gateway Fund	Gateway Equity Call Premium Fund
ASSETS
Investments at cost	$4,629,735,905	$40,389,435
Net unrealized appreciation	3,721,931,010	25,862,718

Investments at value	8,351,666,915	66,252,153
Cash	190	63
Receivable for Fund shares sold	18,044,086	6,521
Receivable for securities sold	32,607,464	167,134
Dividends and interest receivable	7,587,164	62,046
Prepaid expenses (Note 8)	340	3

TOTAL ASSETS	8,409,906,159	66,487,920

LIABILITIES
Options written, at value (premiums received $137,027,795 and $1,096,458, respectively) (Note 2)	209,331,355	1,675,080
Payable for securities purchased	29,385,180	235,081
Payable for Fund shares redeemed	8,329,603	19
Management fees payable (Note 6)	3,941,237	30,497
Deferred Trustees’ fees (Note 6)	902,392	40,723
Administrative fees payable (Note 6)	302,995	2,377
Payable to distributor (Note 6d)	57,609	288
Other accounts payable and accrued expenses	444,040	89,209

TOTAL LIABILITIES	252,694,411	2,073,274

NET ASSETS	$8,157,211,748	$64,414,646

NET ASSETS CONSIST OF:
Paid-in capital	$5,714,388,873	$45,663,450
Accumulated earnings	2,442,822,875	18,751,196

NET ASSETS	$8,157,211,748	$64,414,646

See accompanying notes to financial statements.

37  |

Statements of Assets and Liabilities (continued)

December 31, 2019

	Gateway Fund	Gateway Equity Call Premium Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$1,125,463,954	$2,362,780

Shares of beneficial interest	32,441,888	180,756

Net asset value and redemption price per share	$34.69	$13.07

Offering price per share (100/94.25 of net asset value) (Note 1)	$36.81	$13.87

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$215,947,046	$727,221

Shares of beneficial interest	6,251,321	55,809

Net asset value and offering price per share	$34.54	$13.03

Class N shares:
Net assets	$369,793,359	$530,412

Shares of beneficial interest	10,664,067	40,619

Net asset value, offering and redemption price per share	$34.68	$13.06

Class Y shares:
Net assets	$6,446,007,389	$60,794,233

Shares of beneficial interest	185,913,645	4,652,826

Net asset value, offering and redemption price per share	$34.67	$13.07

See accompanying notes to financial statements.

|  38

Statements of Operations

For the Year Ended December 31, 2019

	Gateway Fund	Gateway Equity Call Premium Fund
INVESTMENT INCOME
Interest	$2,549,744	$27,277
Dividends	165,410,318	1,202,325
Less net foreign taxes withheld	(48,402)	(2,355)

	167,911,660	1,227,247

Expenses
Management fees (Note 6)	51,297,678	398,121
Service and distribution fees (Note 6)	5,294,106	13,911
Administrative fees (Note 6)	3,581,983	26,981
Trustees’ fees and expenses (Note 6)	358,588	21,373
Transfer agent fees and expenses (Notes 6 and 7)	5,248,041	29,048
Audit and tax services fees	51,774	50,285
Custodian fees and expenses	259,637	79,205
Legal fees (Note 8)	227,598	1,636
Registration fees	189,017	78,643
Shareholder reporting expenses	305,205	4,005
Miscellaneous expenses (Note 8)	188,320	26,870

Total expenses	67,001,947	730,078
Less waiver and/or expense reimbursement (Note 6)	(5,003,065)	(136,167)

Net expenses	61,998,882	593,911

Net investment income	105,912,778	633,336

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	(368,562,709)	1,306,160
Options written	(756,920,486)	(5,881,813)
Foreign currency transactions (Note 2c)	752	3
Net change in unrealized appreciation (depreciation) on:
Investments	1,968,121,942	14,377,912
Options written	(95,190,963)	(647,961)
Foreign currency translations (Note 2c)	105	4

Net realized and unrealized gain on investments, options written and foreign currency transactions	747,448,641	9,154,305

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$853,361,419	$9,787,641

See accompanying notes to financial statements.

39  |

Statements of Changes in Net Assets

	Gateway Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$105,912,778	$102,274,481
Net realized gain (loss) on investments, options written and foreign currency transactions	(1,125,482,443)	180,061,620
Net change in unrealized appreciation (depreciation) on investments, options written and foreign currency translations	1,872,931,084	(652,407,978)

Net increase (decrease) in net assets resulting from operations	853,361,419	(370,071,877)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(12,705,939)	(15,162,325)
Class C	(840,122)	(1,009,472)
Class N	(3,571,259)	(2,587,089)
Class Y	(88,571,859)	(89,468,438)

Total distributions	(105,689,179)	(108,227,324)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	(728,793,632)	91,566,609

Net increase (decrease) in net assets	18,878,608	(386,732,592)
NET ASSETS
Beginning of the year	8,138,333,140	8,525,065,732

End of the year	$8,157,211,748	$8,138,333,140

See accompanying notes to financial statements.

|  40

Statements of Changes in Net Assets (continued)

	Gateway Equity Call Premium Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$633,336	$626,239
Net realized gain (loss) on investments, options written and foreign currency transactions	(4,575,650)	6,989,047
Net change in unrealized appreciation (depreciation) on investments, options written and foreign currency translations	13,729,955	(10,744,974)

Net increase (decrease) in net assets resulting from operations	9,787,641	(3,129,688)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(19,337)	(24,185)
Class C	(1,035)	(591)
Class N	(2,711)	(12)
Class Y	(629,887)	(593,036)

Total distributions	(652,970)	(617,824)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	(15,070,318)	(6,890,884)

Net decrease in net assets	(5,935,647)	(10,638,396)
NET ASSETS
Beginning of the year	70,350,293	80,988,689

End of the year	$64,414,646	$70,350,293

See accompanying notes to financial statements.

41  |

Financial Highlights

For a share outstanding throughout each period.

	Gateway Fund—Class A
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value, beginning of the period	$31.65	$33.47	$30.84	$29.72	$29.58

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.37	0.34	0.39	0.41	0.57	(b)
Net realized and unrealized gain (loss)	3.05	(1.80)	2.58	1.13	0.12

Total from Investment Operations	3.42	(1.46)	2.97	1.54	0.69

LESS DISTRIBUTIONS FROM:
Net investment income	(0.38)	(0.36)	(0.34)	(0.42)	(0.55)

Net asset value, end of the period	$34.69	$31.65	$33.47	$30.84	$29.72

Total return(c)(d)	10.84%	(4.39)%	9.66%	5.23%	2.34%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,125,464	$1,177,641	$1,669,272	$1,755,576	$1,864,118
Net expenses(e)	0.94%	0.94%	0.94%	0.94%	0.94%
Gross expenses	1.01%	1.01%	1.02%	1.02%	1.01%
Net investment income	1.12%	1.03%	1.20%	1.39%	1.91	%(b)
Portfolio turnover rate	12%	10%	34%	14%	10%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.37, and the ratio of net investment income to average net assets would have been 1.24%.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  42

Financial Highlights (continued)

For a share outstanding throughout each period.

	Gateway Fund—Class C
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value, beginning of the period	$31.50	$33.32	$30.72	$29.61	$29.48

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.12	0.09	0.14	0.19	0.34	(b)
Net realized and unrealized gain (loss)	3.03	(1.80)	2.57	1.11	0.12

Total from Investment Operations	3.15	(1.71)	2.71	1.30	0.46

LESS DISTRIBUTIONS FROM:
Net investment income	(0.11)	(0.11)	(0.11)	(0.19)	(0.33)

Net asset value, end of the period	$34.54	$31.50	$33.32	$30.72	$29.61

Total return(c)(d)	10.02%	(5.15)%	8.85%	4.42%	1.54%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$215,947	$272,904	$336,891	$366,584	$387,235
Net expenses(e)	1.70%	1.70%	1.70%	1.70%	1.70%
Gross expenses	1.76%	1.76%	1.77%	1.77%	1.76%
Net investment income	0.37%	0.27%	0.44%	0.63%	1.15	%(b)
Portfolio turnover rate	12%	10%	34%	14%	10%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.15, and the ratio of net investment income to average net assets would have been 0.51%.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

43  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Gateway Fund—Class N
	Year Ended December 31, 2019	Year Ended December 31, 2018	Period Ended December 31, 2017*
Net asset value, beginning of the period	$31.63	$33.46	$31.89

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.47	0.44	0.32
Net realized and unrealized gain (loss)	3.06	(1.81)	1.56

Total from Investment Operations	3.53	(1.37)	1.88

LESS DISTRIBUTIONS FROM:
Net investment income	(0.48)	(0.46)	(0.31)

Net asset value, end of the period	$34.68	$31.63	$33.46

Total return(b)	11.17%	(4.13)%	5.93	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$369,793	$179,727	$126,262
Net expenses(d)	0.65%	0.65%	0.65	%(e)
Gross expenses	0.69%	0.70%	0.74	%(e)
Net investment income	1.40%	1.32%	1.42	%(e)
Portfolio turnover rate	12%	10%	34	%(f)

*	From commencement of Class operations on May 1, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2017.

See accompanying notes to financial statements.

|  44

Financial Highlights (continued)

For a share outstanding throughout each period.

	Gateway Fund—Class Y
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value, beginning of the period	$31.63	$33.46	$30.83	$29.71	$29.57

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.46	0.43	0.47	0.49	0.64	(b)
Net realized and unrealized gain (loss)	3.04	(1.81)	2.58	1.12	0.12

Total from Investment Operations	3.50	(1.38)	3.05	1.61	0.76

LESS DISTRIBUTIONS FROM:
Net investment income	(0.46)	(0.45)	(0.42)	(0.49)	(0.62)

Net asset value, end of the period	$34.67	$31.63	$33.46	$30.83	$29.71

Total return(c)	11.12%	(4.18)%	9.93%	5.48%	2.59%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$6,446,007	$6,508,061	$6,392,640	$5,550,008	$6,012,987
Net expenses(d)	0.70%	0.70%	0.70%	0.70%	0.70%
Gross expenses	0.76%	0.76%	0.77%	0.77%	0.76%
Net investment income	1.37%	1.28%	1.44%	1.63%	2.16	%(b)
Portfolio turnover rate	12%	10%	34%	14%	10%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.45, and the ratio of net investment income to average net assets would have been 1.51%.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

45  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Gateway Equity Call Premium Fund—Class A
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value, beginning of the period	$11.32	$12.08	$10.89	$10.22	$9.96

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.10	0.09	0.10	0.11	0.15	(b)
Net realized and unrealized gain (loss)	1.76	(0.76)	1.18	0.66	0.24

Total from Investment Operations	1.86	(0.67)	1.28	0.77	0.39

LESS DISTRIBUTIONS FROM:
Net investment income	(0.11)	(0.09)	(0.09)	(0.10)	(0.13)

Net asset value, end of the period	$13.07	$11.32	$12.08	$10.89	$10.22

Total return(c)(d)	16.46%	(5.60)%	11.80%	7.58%	3.90%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$2,363	$2,375	$7,085	$6,507	$3,855
Net expenses(e)	1.20%	1.20%	1.20%	1.20%	1.20%
Gross expenses	1.42%	1.44%	1.30%	1.31%	1.70%
Net investment income	0.82%	0.73%	0.85%	1.02%	1.47	%(b)
Portfolio turnover rate	17%	58%	19%	24%	38%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.10 and the ratio of net investment income to average net assets would have been 0.98%.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  46

Financial Highlights (continued)

For a share outstanding throughout each period.

	Gateway Equity Call Premium Fund—Class C
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value, beginning of the period	$11.29	$12.05	$10.87	$10.22	$9.97

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.01	0.00 (b)	0.01	0.02	0.09	(c)
Net realized and unrealized gain (loss)	1.74	(0.75)	1.18	0.68	0.22

Total from Investment Operations	1.75	(0.75)	1.19	0.70	0.31

LESS DISTRIBUTIONS FROM:
Net investment income	(0.01)	(0.01)	(0.01)	(0.05)	(0.06)

Net asset value, end of the period	$13.03	$11.29	$12.05	$10.87	$10.22

Total return(d)(e)	15.54%	(6.24)%	10.95%	6.85%	3.07%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$727	$849	$648	$524	$37
Net expenses(f)	1.95%	1.95%	1.95%	1.95%	1.95%
Gross expenses	2.17%	2.19%	2.05%	1.98%	2.40%
Net investment income	0.07%	0.02%	0.10%	0.23%	0.85	%(c)
Portfolio turnover rate	17%	58%	19%	24%	38%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.07 and the ratio of net investment income to average net assets would have been 0.72%.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

47  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Gateway Equity Call Premium Fund—Class N
	Year Ended December 31, 2019	Year Ended December 31, 2018	Period Ended December 31, 2017*
Net asset value, beginning of the period	$11.32	$12.09	$11.34

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.13	0.13	0.10
Net realized and unrealized gain (loss)	1.76	(0.77)	0.75

Total from Investment Operations	1.89	(0.64)	0.85

LESS DISTRIBUTIONS FROM:
Net investment income	(0.15)	(0.13)	(0.10)

Net asset value, end of the period	$13.06	$11.32	$12.09

Total return(b)	16.73%	(5.32)%	7.50	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$530	$1	$1
Net expenses(d)	0.90%	0.90%	0.90	%(e)
Gross expenses	1.63%	15.41%	14.26	%(e)
Net investment income	1.03%	1.04%	1.22	%(e)
Portfolio turnover rate	17%	58%	19	%(f)

*	From commencement of Class operations on May 1, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2017.

See accompanying notes to financial statements.

|  48

Financial Highlights (continued)

For a share outstanding throughout each period.

	Gateway Equity Call Premium Fund—Class Y
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value, beginning of the period	$11.32	$12.09	$10.89	$10.22	$9.97

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.13	0.12	0.13	0.13	0.16	(b)
Net realized and unrealized gain (loss)	1.76	(0.76)	1.19	0.67	0.24

Total from Investment Operations	1.89	(0.64)	1.32	0.80	0.40

LESS DISTRIBUTIONS FROM:
Net investment income	(0.14)	(0.13)	(0.12)	(0.13)	(0.15)

Net asset value, end of the period	$13.07	$11.32	$12.09	$10.89	$10.22

Total return(c)	16.67%	(5.37)%	12.21%	7.83%	4.03%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$60,794	$67,125	$73,255	$63,578	$50,334
Net expenses(d)	0.95%	0.95%	0.95%	0.95%	0.95%
Gross expenses	1.17%	1.19%	1.05%	1.06%	1.45%
Net investment income	1.06%	1.01%	1.10%	1.27%	1.59	%(b)
Portfolio turnover rate	17%	58%	19%	24%	38%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.12 and the ratio of net investment income to average net assets would have been 1.20%.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

49  |

Notes to Financial Statements

December 31, 2019

1.  Organization.  Gateway Trust (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Gateway Fund

Gateway Equity Call Premium Fund

Each Fund is a diversified investment company.

Each Fund offers Class A, Class C, Class N and Class Y shares.

Class A shares are sold with a maximum front-end sales charge of 5.75%. Class C shares do not pay a front-end sales charge, pay higher Rule 12b-1 fees than Class A shares for ten years (at which point they automatically convert to Class A shares) and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered with an initial minimum investment of $1,000,000. Class Y shares are offered with an initial minimum investment of $100,000. Certain categories of investors are exempted from the minimum investment amounts for Class N and Class Y as outlined in the relevant Funds’ prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”) and Natixis ETF Trust. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Class A and Class C), and transfer agent fees are borne collectively for Class A, Class C and Class Y, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from

|  50

Notes to Financial Statements (continued)

December 31, 2019

those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Funds by an independent pricing service or bid prices obtained from broker-dealers. Broker-dealer bid prices may be used to value debt and unlisted equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Option contracts on domestic indices are valued at the average of the closing bid and ask quotations as of the close of trading on the Chicago Board Options Exchange (“Cboe”).

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. On the last business day of the month, the Funds fair value S&P 500® Index options pursuant to procedures approved by the Board of Trustees. Prior to October 1, 2019, the Funds fair valued S&P 500® Index options using the closing rotation values published by the Cboe. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities

51  |

Notes to Financial Statements (continued)

December 31, 2019

markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

As of December 31, 2019, purchased and written options held by the Funds were fair valued as follows:

Fund	Purchased Options	Percentage of Net Assets	Written Options	Percentage of Net Assets
Gateway Fund	$31,585,835	0.4%	$(209,331,355)	(2.6)%
Gateway Equity Call Premium Fund	—	—	(1,675,080)	(2.6)%

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income (including income reinvested) and foreign withholding tax, if applicable, is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the

|  52

Notes to Financial Statements (continued)

December 31, 2019

amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Option Contracts.  The Funds’ investment strategies make use of exchange-traded options. Exchange-traded options are standardized contracts and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to a Fund are reduced.

When a Fund writes an index call option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value until the option expires or a Fund enters into a closing purchase transaction. When an index call option expires or a Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on effecting a closing purchase transaction, including commission, is treated as a realized gain or, if the net premium received is less than the amount paid, as a realized loss. A Fund, as writer of an index call option, bears the risk of an unfavorable change in the market value of the index underlying the written option.

When a Fund purchases an index put option, it pays a premium and the index put option is subsequently marked-to-market to reflect current value until the option expires or a Fund enters into a closing sale transaction. Premiums paid for purchasing index put options which expire are treated as realized losses. When a Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing index put options is limited to the premium paid.

e.  Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of

53  |

Notes to Financial Statements (continued)

December 31, 2019

December 31, 2019 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

f.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency gains and losses and distributions in excess of income and/or capital gain. Permanent book and tax basis differences relating to shareholder distributions, net investment income and net realized gains will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to wash sales, return of capital distributions received, deferred Trustees’ fees and option contract mark-to-market. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and net realized short-term capital gains are reported as distributed from ordinary income for tax purposes.

|  54

Notes to Financial Statements (continued)

December 31, 2019

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2019 and 2018 were as follows:

	2019 Distributions Paid From:			2018 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Gateway Fund	$105,689,179	$—	$105,689,179	$108,227,324	$—	$108,227,324
Gateway Equity Call Premium Fund	652,970	—	652,970	617,824	—	617,824

Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:

	Gateway Fund	Gateway Equity Call Premium Fund
Undistributed ordinary income	$907,525	$—

Capital loss carryforward:
Short-term:
No expiration date	(493,613,855)	(3,362,108)
Long-term:
No expiration date	(807,890,153)	(3,695,033)

Total capital loss carryforward	(1,301,504,008)	(7,057,141)

Unrealized appreciation	3,744,321,751	25,849,060

Total accumulated earnings	$2,443,725,268	$18,791,919

55  |

Notes to Financial Statements (continued)

December 31, 2019

As of December 31, 2019, the tax cost of investments (including derivatives) and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	Gateway Fund	Gateway Equity Call Premium Fund
Federal tax cost	$4,575,759,428	$40,403,097

Gross tax appreciation	$3,778,631,946	$26,028,209
Gross tax depreciation	(34,310,294)	(179,153)

Net tax appreciation	$3,744,321,652	$25,849,056

The difference between these amounts and those reported in the components of distributable earnings are primarily attributable to foreign currency mark-to-market.

g.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of December 31, 2019, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

h.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

i.  New Accounting Pronouncement.  In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements.

|  56

Notes to Financial Statements (continued)

December 31, 2019

ASU 2018-13 will be effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Management has evaluated the impact of the adoption of ASU 2018-13 and will incorporate required disclosure updates in the Funds’ semiannual financial statements as of June 30, 2020.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2019, at value:

Gateway Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$8,072,827,753	$—	$—	$8,072,827,753
Purchased Options(a)	—	31,585,835	—	31,585,835
Short-Term Investments	—	247,253,327	—	247,253,327

Total	$8,072,827,753	$278,839,162	$—	$8,351,666,915

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Written Options(a)	$—	$(209,331,355)	$—	$(209,331,355)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2019, there were no transfers among Levels 1, 2 and 3.

57  |

Notes to Financial Statements (continued)

December 31, 2019

Gateway Equity Call Premium Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$64,680,794	$—	$—	$64,680,794
Short-Term Investments	—	1,571,359	—	1,571,359

Total	$64,680,794	$1,571,359	$—	$66,252,153

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Written Options(a)	$—	$(1,675,080)	$—	$(1,675,080)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2019, there were no transfers among Levels 1, 2 and 3.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Funds used during the period include written index call options and purchased index put options.

The Funds seek to capture the majority of the returns associated with equity market investments, while exposing investors to less risk than other equity investments. To meet this investment goal, the Funds invest in a broadly diversified portfolio of common stocks, while also writing index call options. Writing index call options can reduce the Fund’s volatility, provide a steady cash flow and be an important source of the Fund’s return, although it also may reduce the Funds’ ability to profit from increases in the value of its equity portfolio. The Gateway Fund also buys index put options, which can protect the Fund from a significant market decline that may occur over a short period of time. The value of an index put option generally increases as the prices of stocks constituting the index decrease and decreases as those stocks increase in price. The combination of the diversified stock portfolio, the steady cash flow from writing of index call options and the downside protection from purchased index put options is intended to provide the Funds with the majority of the returns associated with equity market investments while exposing investors to less risk than other equity investments. During the year ended December 31, 2019, Gateway Fund used written index call options and purchased index put options and Gateway Equity Call Premium Fund used written index call options in accordance with these objectives.

|  58

Notes to Financial Statements (continued)

December 31, 2019

The following is a summary of derivative instruments for Gateway Fund as of December 31, 2019, as reflected within the Statements of Assets and Liabilities:

Assets	Investments at value[1]
Exchange-traded asset derivatives
Equity contracts	$31,585,835

Liabilities	Options written at value
Exchange-traded liability derivatives
Equity contracts	$(209,331,355)

[1]	Represents purchased options, at value.

Transactions in derivative instruments for Gateway Fund during the year ended December 31, 2019, as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Investments[2]	Options written
Equity contracts	$(395,696,407)	$(756,920,486)

Net Change in Unrealized Appreciation (Depreciation) on:	Investments[2]	Options written
Equity contracts	$1,289,144	$(95,190,963)

[2]	Represents realized loss and change in unrealized appreciation (depreciation), respectively, for purchased options during the period.

The following is a summary of derivative instruments for Gateway Equity Call Premium Fund as of December 31, 2019, as reflected within the Statements of Assets and Liabilities:

Liabilities	Options written at value
Exchange-traded liability derivatives
Equity contracts	$(1,675,080)

Transactions in derivative instruments for Gateway Equity Call Premium Fund during the year ended December 31, 2019, as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Options written
Equity contracts	$(5,881,813)

Net Change in Unrealized Appreciation (Depreciation) on:	Options written
Equity contracts	$(647,961)

59  |

Notes to Financial Statements (continued)

December 31, 2019

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of option contract activity as a percentage of investments in common stocks, for Gateway Fund based on month-end notional amounts outstanding during the period, at absolute value, was as follows for the year ended December 31, 2019:

Gateway Fund	Call Options Written*	Put Options Purchased*
Average Notional Amount Outstanding	99.05%	98.21%
Highest Notional Amount Outstanding	99.29%	99.29%
Lowest Notional Amount Outstanding	98.80%	98.80%
Notional Amount Outstanding as of December 31, 2019	99.03%	99.03%

The volume of option contract activity as a percentage of investments in common stocks, for Gateway Equity Call Premium Fund, based on month-end notional amounts outstanding during the period, at absolute value, was as follows for the year ended December 31, 2019:

Gateway Equity Call Premium Fund	Call Options Written*
Average Notional Amount Outstanding	98.92%
Highest Notional Amount Outstanding	99.19%
Lowest Notional Amount Outstanding	98.60%
Notional Amount Outstanding as of December 31, 2019	98.90%

*	Notional amounts outstanding are determined by multiplying option contracts by the contract multiplier by the price of the option’s underlying index, the S&P 500® Index.

Notional amounts outstanding at the end of the prior period are included in the averages above.

5.  Purchases and Sales of Securities.  For the year ended December 31, 2019, purchases and sales of securities (excluding short-term investments and option contracts) were as follows:

Fund	Purchases	Sales
Gateway Fund	$953,229,495	$2,588,425,499
Gateway Equity Call Premium Fund	10,513,454	29,501,112

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Gateway Investment Advisers, LLC (“Gateway Advisers”) serves as investment adviser to the Funds. Gateway Advisers is a subsidiary of Natixis

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Notes to Financial Statements (continued)

December 31, 2019

Investment Managers, LLC (“Natixis”), which is part of Natixis Investment Managers, an international asset management group based in Paris, France. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $5 billion	Next $5 billion	Over $10 billion
Gateway Fund	0.65%	0.60%	0.58%
Gateway Equity Call Premium Fund	0.65%	0.65%	0.65%

Gateway Advisers has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until April 30, 2020, may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the year ended December 31, 2019, the expense limits as a percentage of average daily net assets under the expense limitation agreement were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
Gateway Fund	0.94%	1.70%	0.65%	0.70%
Gateway Equity Call Premium Fund	1.20%	1.95%	0.90%	0.95%

Gateway Advisers shall be permitted to recover expenses borne under the expense limitation agreement (whether through waiver of management fee or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

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Notes to Financial Statements (continued)

December 31, 2019

For the year ended December 31, 2019, the management fees and waiver of management fees for each Fund were as follows:

Fund	Gross Management Fees	Contractual Waivers of Management Fees[1]	Voluntary Waivers of Management Fees[2]	Net Management Fees	Percentage of Average Daily Net Assets
					Gross	Net
Gateway Fund	$51,297,678	$4,846,624	$—	$46,451,054	0.63%	0.57%
Gateway Equity Call Premium Fund	398,121	132,495	2,554	263,072	0.65%	0.43%

[1]	Management fee waiver is subject to possible recovery until December 31, 2020.
[2]	Voluntary management fee waivers are not subject to recovery under the expense limitation agreement described above.

For the year ended December 31, 2019, class-specific expenses have been reimbursed as follows:

	Reimbursement
Fund	Class A	Class C	Class N	Class Y	Total
Gateway Fund	$113,491	$—	$—	$—	$113,491

No expenses were recovered for either Fund during the year ended December 31, 2019 under the terms of the expense limitation agreements.

b.  Service and Distribution Fees.  Natixis Distribution, L.P. (“Natixis Distribution”), which is a wholly-owned subsidiary of Natixis, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”).

Under the Class A Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class A shares, as reimbursement for expenses incurred by Natixis Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class C shares, as compensation for services provided by Natixis Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

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Notes to Financial Statements (continued)

December 31, 2019

Also under the Class C Plans, each Fund pays Natixis Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Funds’ Class C shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Class C shares.

For the year ended December 31, 2019, the service and distribution fees for each Fund were as follows:

	Service Fees		Distribution Fees
Fund	Class A	Class C	Class C
Gateway Fund	$2,837,265	$614,210	$1,842,631
Gateway Equity Call Premium Fund	5,748	2,041	6,122

c.  Administrative Fees.  Natixis Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank and Trust Company (“State Street Bank”) to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trust and Natixis Advisors, effective July 1, 2019, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0540% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million, which is reevaluated on an annual basis.

Prior to July 1, 2019, each Fund paid Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million.

Effective October 1, 2018, State Street Bank agreed to reduce the fees it receives from Natixis Advisors for serving as sub-administrator to the Funds. Also, effective October 1, 2018, Natixis Advisors agreed to voluntarily waive fees paid by the Funds in an amount equal to the reduction in sub-administrative fees discussed above. The waiver was in effect through June 30, 2019.

63  |

Notes to Financial Statements (continued)

December 31, 2019

For the year ended December 31, 2019, the administrative fees for each Fund were as follows:

Fund	Gross Administrative Fees	Waiver of Administrative Fees	Net Administrative Fees
Gateway Fund	$3,581,983	$42,950	$3,539,033
Gateway Equity Call Premium Fund	26,981	323	26,658

d.  Sub-Transfer Agent Fees.  Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended December 31, 2019, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Gateway Fund	$4,659,249
Gateway Equity Call Premium Fund	18,594

As of December 31, 2019, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Gateway Fund	$57,609
Gateway Equity Call Premium Fund	288

Sub-transfer agent fees attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

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Notes to Financial Statements (continued)

December 31, 2019

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distribution during the year ended December 31, 2019, were as follows:

Fund	Commissions
Gateway Fund	$94,516
Gateway Equity Call Premium Fund	70

f.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $360,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $190,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $20,000. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $15,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Effective January 1, 2020, the Chairperson of the Board will receive a retainer fee at the annual rate of $369,000, each Independent Trustee (other than the Chairperson) will receive, in the aggregate, a retainer fee at the annual rate of $199,000, and the chairperson of the Governance Committee will receive an additional retainer fee at the annual rate of $20,000. All other Trustee fees will remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Natixis ETF Trust as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, and are normally reflected as

65  |

Notes to Financial Statements (continued)

December 31, 2019

Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

Certain officers and employees of Natixis Advisors and its affiliates are also officers and/or Trustees of the Trust.

g.  Reimbursement of Transfer Agent Fees and Expenses.  Natixis Advisors has given a binding contractual undertaking to the Gateway Equity Call Premium Fund to reimburse any and all transfer agency expenses for the Fund’s Class N shares. This undertaking is in effect through April 30, 2020 and is not subject to recovery under the expense limitation agreement described above.

For the year ended December 31, 2019, Natixis Advisors reimbursed the Fund $795 for transfer agency expenses.

7.  Class-Specific Transfer Agent Fees and Expenses.  Transfer agent fees and expenses attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

For the year ended December 31, 2019, the Funds incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Class A	Class C	Class N	Class Y
Gateway Fund	$753,658	$163,266	$1,781	$4,329,336
Gateway Equity Call Premium Fund	1,050	384	795	26,819

8.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, entered into a $400,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and certain other legal fees in connection with the line of credit agreement, which are being amortized over a period of 364 days and are reflected in legal fees and/or miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

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Notes to Financial Statements (continued)

December 31, 2019

For the year ended December 31, 2019, neither Fund had borrowings under this agreement.

9.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of December 31, 2019, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Funds’ total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

	Number of 5% Account Holders	Percentage of Ownership
Gateway Equity Call Premium Fund	3	77.45%

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

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Notes to Financial Statements (continued)

December 31, 2019

10.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
Gateway Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	5,642,070	$187,727,250	7,507,779	$249,848,440
Issued in connection with the reinvestment of distributions	340,366	11,406,325	416,697	13,715,940
Redeemed	(10,753,386)	(356,593,296)	(20,582,546)	(685,981,026)

Net change	(4,770,950)	$(157,459,721)	(12,658,070)	$(422,416,646)

Class C
Issued from the sale of shares	432,578	$14,310,216	955,997	$31,644,591
Issued in connection with the reinvestment of distributions	20,474	678,795	24,932	816,895
Redeemed	(2,864,005)	(94,753,228)	(2,430,008)	(80,527,268)

Net change	(2,410,953)	$(79,764,217)	(1,449,079)	$(48,065,782)

Class N
Issued from the sale of shares	6,003,206	$203,490,332	5,710,661	$188,499,842
Issued in connection with the reinvestment of distributions	51,248	1,723,476	44,141	1,451,036
Redeemed	(1,072,156)	(35,774,420)	(3,846,255)	(128,458,328)

Net change	4,982,298	$169,439,388	1,908,547	$61,492,550

Class Y
Issued from the sale of shares	40,784,585	$1,355,336,594	69,926,573	$2,326,487,140
Issued in connection with the reinvestment of distributions	2,127,554	71,298,540	2,118,425	69,681,734
Redeemed	(62,764,917)	(2,087,644,216)	(57,343,674)	(1,895,612,387)

Net change	(19,852,778)	$(661,009,082)	14,701,324	$500,556,487

Increase (decrease) from capital share transactions	(22,052,383)	$(728,793,632)	2,502,722	$91,566,609

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Notes to Financial Statements (continued)

December 31, 2019

10.  Capital Shares (continued).

	Year Ended December 31, 2019		Year Ended December 31, 2018
Gateway Equity Call Premium Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	115,797	$1,436,549	112,828	$1,355,617
Issued in connection with the reinvestment of distributions	1,519	18,853	1,997	23,737
Redeemed	(146,371)	(1,790,405)	(491,439)	(5,907,256)

Net change	(29,055)	$(335,003)	(376,614)	$(4,527,902)

Class C
Issued from the sale of shares	9,729	$122,297	27,989	$337,424
Issued in connection with the reinvestment of distributions	85	1,019	48	581
Redeemed	(29,196)	(363,655)	(6,562)	(79,157)

Net change	(19,382)	$(240,339)	21,475	$258,848

Class N
Issued from the sale of shares	42,939	$532,639	—	$—
Issued in connection with the reinvestment of distributions	213	2,711	1	12
Redeemed	(2,623)	(33,360)	—	—

Net change	40,529	$501,990	1	$12

Class Y
Issued from the sale of shares	1,271,009	$15,306,783	3,457,270	$40,202,877
Issued in connection with the reinvestment of distributions	18,719	232,437	14,895	176,962
Redeemed	(2,567,908)	(30,536,186)	(3,602,198)	(43,001,681)

Net change	(1,278,180)	$(14,996,966)	(130,033)	$(2,621,842)

Decrease from capital share transactions	(1,286,088)	$(15,070,318)	(485,171)	$(6,890,884)

69  |

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Gateway Trust and Shareholders of Gateway Fund and Gateway Equity Call Premium Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of Gateway Fund and Gateway Equity Call Premium Fund (constituting Gateway Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2019, the related statements of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2019 and each of the financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of

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Report of Independent Registered Public

Accounting Firm

December 31, 2019 by correspondence with the custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

February 21, 2020

We have served as the auditor of one or more of the investment companies in the Natixis Investment Company Complex since at least 1995. We have not been able to determine the specific year we began serving as auditor.

71  |

2019 U.S. Tax Distribution Information to

Shareholders (Unaudited)

Qualified Dividend Income.  For the fiscal year ended December 31, 2019, a percentage of the ordinary income dividends paid by the Funds are considered qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds paid a distribution during calendar year 2019, complete information will be reported in conjunction with Form 1099-DIV. These percentages are noted below:

Fund	Qualifying Percentage
Gateway Fund	100.00%
Gateway Equity Call Premium Fund	100.00%

Corporate Dividends Received Deduction.  For the fiscal year ended December 31, 2019, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Gateway Fund	100.00%
Gateway Equity Call Premium Fund	100.00%

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Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Gateway Trust, (the “Trust”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statement of Additional Information includes additional information about the trustees of the Trust and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Trustee since 2008 Ex Officio member of Audit Committee, Contract Review Committee and Governance Committee	Retired	51 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Chairperson of Governance Committee and Audit Committee Member	Executive Chairman of Bob’s Discount Furniture (retail)	51 Director, Burlington Stores, Inc. (retail)	Significant experience on the Board and on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

73  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 Contract Review Committee Member and Governance Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	51 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Chairperson of Contract Review Committee	Director of Abt Associates Inc. (research and consulting)	51 Director, The Hanover Insurance Group (property and casualty insurance); formerly, Director, Eastern Bank (bank)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 Audit Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	51 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell (1951)	Trustee since 2017 Contract Review Committee Member and Governance Committee Member	Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	51 Director, Sterling Bancorp (Bank)	Experience on the Board; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

75  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity)	51 Director, FutureFuel.io (Chemicals and Biofuels)	Experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2009 Chairperson of the Audit Committee	Professor of Finance at Babson College	51 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Audit Committee Member and Governance Committee Member	Retired	51 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Kirk A. Sykes (1958)	Trustee since 2019 Contract Review Committee Member	Managing Director of Accordia Partners, LLC (real estate development); President of Primary Corporation (real estate development); Managing Principal of Merrick Capital Partners (infrastructure finance); formerly, President of Urban Strategy America Fund (real estate fund manager)	51 Trustee, Eastern Bank (bank); formerly Director, Ares Commercial Real Estate Corporation (real estate investment trust)	Experience on the Board and significant experience on the boards of other business organizations (including real estate companies and banks)

Cynthia L. Walker (1956)	Trustee since 2007 Governance Committee Member and Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	51 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Chairman of the Board of Directors; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	51 None	Experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 President and Chief Executive Officer since 2008	President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation	51 None	Significant experience on the Board; experience as President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Mr. Drucker was appointed to serve an additional one year term as the Chairperson of the Board on June 12, 2019.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Trust, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds I, Loomis Sayles Funds II and Natixis ETF Trust (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer	Since 2016	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since 2007	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Kirk D. Johnson (1981)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since 2018	Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Associate General Counsel, Natixis Distribution, L.P.; Vice President and Counsel, Natixis Investment Managers, LLC.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

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Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee Mr. Edmond J. English, Mr. Martin T. Meehan, Mr. Erik R. Sirri, Mr. Peter J. Smail and Ms. Cynthia L. Walker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services provided as reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	1/1/18-	1/1/19-	1/1/18-	1/1/19-	1/1/18-	1/1/19-	1/1/18-	1/1/19-
	12/31/18	12/31/19	12/31/18	12/31/19	12/31/18	12/31/19	12/31/18	12/31/19
Gateway Trust	$84,506	$82,884	$1,428	$1,470	$17,664	$17,664	$—	$—

1.	Audit-related fees consist of:

2018 & 2019 – performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.

2.	Tax fees consist of:

2018 & 2019 – review of the Registrant’s tax returns.

Aggregate fees billed to the Registrant for non-audit services during 2018 and 2019 were $19,092 and $19,134 respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth fees billed by the Registrant’s principal accountant for non-audit services rendered to Gateway Investment Advisers, LLC and entities controlling, controlled by or under common control with Gateway Investment Advisers, LLC (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	1/1/18-	1/1/19-	1/1/18-	1/1/19-	1/1/18-	1/1/19-
	12/31/18	12/31/19	12/31/18	12/31/19	12/31/18	12/31/19
Control Affiliates	$—	$—	$—	$—	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Gateway Investment Advisers, LLC and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	1/1/18- 12/31/18	1/1/19- 12/31/19
Control Affiliates	$30,055	$14,622

None of the services described above were approved pursuant to paragraph (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a)	(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 [17 CFR 270.30a-2(a)], filed herewith as Exhibits (a)(2)(1)and (a)(2)(2), respectively.

(a)	(3) Not applicable.

(b)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Gateway Trust

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 21, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 21, 2020

By:	/s/ Michael C. Kardok
Name:	Michael C. Kardok
Title:	Treasurer
Date:	February 21, 2020